278963631 FIRST AMENDMENT TO CREDIT AGREEMENT THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of this 1st day of November, 2024 (the "Effective Date"), by and among ERIE INDEMNITY COMPANY, a Pennsylvania corporation (the "Borrower") PNC Bank, National Association (“PNC Bank”) and the other financial institutions party hereto (PNC Bank and such other financial institutions are collectively, the “Lenders”), and PNC Bank, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the “Administrative Agent”) W I T N E S S E T H: WHEREAS, the Borrower, the Lenders party thereto from time to time and the Administrative Agent entered into that certain Credit Agreement, dated October 29, 2021 (the "Existing Credit Agreement" as amended hereby and as may be further amended, modified, supplemented or restated from time to time, the "Credit Agreement"); and WHEREAS, the Borrower desires to amend certain provisions of the Existing Credit Agreement, and the Lender agrees to permit such amendments pursuant to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows: 1. All capitalized terms used, but not defined herein, shall have the same meanings given to such term in the Existing Credit Agreement. 2. The Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the pages of the Credit Agreement attached hereto as Annex 1. 3. The provisions of Section 2 of this Amendment shall not become effective until the Bank has received the following items, each in form and substance acceptable to the Bank: (a) this Amendment, duly executed by the Borrower; (b) the documents and conditions listed in the Transaction Closing Checklist set forth on Annex 2 attached hereto and made a part hereof. (c) such other documents as may be reasonably requested by the Bank; and (d) payment of all fees and expenses owed to the Administrative Agent and the Administrative Agent's counsel in connection with this Amendment. 3. The Borrower hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by the Borrower and pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may Exhibit 10.1

- 2 - 278963631 have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such specified date or time. 4. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that (i) the Borrower has the corporate power and authority to execute and deliver this Amendment, (ii) the officer of the Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof, (iii) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof and of the Credit Agreement and all documents executed or to be executed herewith or therewith, do not violate or conflict with (1) the organizational agreements of the Borrower or (2) any Law applicable to the Borrower or (3) result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower, except in the case of clauses (2) and (3), in each case, where such violation or breach would not reasonably be expected to have a Material Adverse Effect and (iv) this Amendment, the Credit Agreement and the documents executed or to be executed by the Borrower in connection herewith or therewith constitute valid and binding obligations of the Borrower in every respect, enforceable in accordance with their respective terms, except as the enforcement hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Law relating to or affecting the rights and remedies of creditors or by general equitable principles (whether enforcement is sought in equity or at law). 5. The Borrower represents and warrants that (i) after giving effect to the terms of this Amendment, no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Amendment or the performance or observance of any provision hereof, and (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified in writing in accordance with the Credit Agreement. 6. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby releases, acquits and forever discharges the Administrative Agent and the Lenders, and all officers, directors, agents, employees, successors and assigns of the Administrative Agent and the Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that the Borrower now has or ever had against the Administrative Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise, in each case arising prior to the date of this Amendment. The Borrower represents and warrants to the Administrative Agent and the Lenders that the Borrower has not transferred or assigned to any Person any such claim that the Borrower ever had or claimed to have against the Administrative Agent or any Lender. 7. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. 8. The agreements contained in this Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the

- 3 - 278963631 Existing Credit Agreement and the other Loan Documents shall remain in full force and effect. This Amendment amends the Existing Credit Agreement and is not a novation thereof. 9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by e-mail or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. 10. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to the principles of the conflicts of law thereof. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction and venue of the courts of the State of New York sitting in New York County with respect to any suit arising out of or relating to this Amendment. [INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, by their officers thereunto duly authorized, have executed this Amendment on the day and year first above written. BORROWER: ERIE INDEMNITY COMPANY, a Pennsylvania corporation By; ________________________(SEAL) Name: Robert W. McNutt Title: Vice President and Corporate Treasurer 27896363!

278963631 ANNEX 1 Composite Credit Agreement See attached.

Execution Version ANNEX 1 - COMPOSITE CREDIT AGREEMENT REFLECTING FIRST AMENDMENT EDITS $100,000,000 REVOLVING CREDIT FACILITY CREDIT AGREEMENT by and among ERIE INDEMNITY COMPANY, as Borrower, and THE LENDERS PARTY HERETO, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Loan Lender and Issuing Lender and PNC CAPITAL MARKETS LLC, as Joint Lead Arranger and Joint Bookrunner Dated as of October 29, 2021

TABLE OF CONTENTS Page -i- ARTICLE 1 CERTAIN DEFINITIONS ................................................................................... 1 1.1 Certain Definitions ................................................................................................. 1 1.2 Construction ..................................................................................................... 3131 1.3 Accounting Principles; Changes in GAAP ...................................................... 3231 1.4 Benchmark Replacement Notification; Rates .................................................. 3232 ARTICLE 2 REVOLVING CREDIT AND SWINGLINE LOAN FACILITIES ........... 3333 2.1 Revolving Credit Commitments ...................................................................... 3333 2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans ...... 3434 2.3 Commitment Fees ............................................................................................ 3434 2.4 Reduction of Revolving Credit Commitments ................................................ 3534 2.5 Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests. ................................................................................................. 3534 2.6 Making Revolving Credit Loans and Swingline Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swingline Loans. .......................................................... 3635 2.7 Notes ................................................................................................................ 3837 2.8 Letter of Credit Subfacility. ............................................................................. 3837 2.9 Defaulting Lenders........................................................................................... 4545 2.10 Reserved. .......................................................................................................... 4847 2.11 Valuation Statements ....................................................................................... 4847 ARTICLE 3 [RESERVED] ................................................................................................... 4848 ARTICLE 4 INTEREST RATES ......................................................................................... 4848 4.1 Interest Rate Options........................................................................................ 4848 4.2 Conforming Changes Relating to the Term SOFR Rate. ................................. 4949 4.3 Interest After Default ....................................................................................... 4949 4.4 Rate Unascertainable; Increased Costs; Illegality; Benchmark Replacement Setting. ....................................................................................... 5050 4.5 Selection of Interest Rate Options ................................................................... 5858 ARTICLE 5 PAYMENTS; TAXES; YIELD MAINTENANCE ...................................... 5958 5.1 Payments .......................................................................................................... 5958 5.2 Voluntary Prepayments. ................................................................................... 5959

TABLE OF CONTENTS (continued) Page 5.3 Reserved. .......................................................................................................... 6059 5.4 Pro Rata Treatment of Lenders ........................................................................ 6060 5.5 Sharing of Payments by Lenders ..................................................................... 6060 5.6 Administrative Agent’s Clawback. .................................................................. 6160 5.7 Interest Payment Dates .................................................................................... 6261 5.8 Increased Costs. ............................................................................................... 6262 5.9 Taxes. ............................................................................................................... 6363 5.10 Indemnity ......................................................................................................... 6767 5.11 Settlement Date Procedures ............................................................................. 6868 5.12 Cash Collateral ................................................................................................. 6968 5.13 Replacement of a Lender ................................................................................. 6969 5.14 Designation of a Different Lending Office ...................................................... 7070 ARTICLE 6 REPRESENTATIONS AND WARRANTIES .............................................. 7170 6.1 Organization and Qualification; Power and Authority; Compliance With Laws; Title to Properties; Event of Default ..................................................... 7170 6.2 Borrower; Subsidiaries and Owners; Investment Companies ......................... 7171 6.3 Validity and Binding Effect ............................................................................. 7171 6.4 No Conflict; Material Agreements; Consents .................................................. 7271 6.5 Litigation .......................................................................................................... 7271 6.6 Financial Statements. ....................................................................................... 7272 6.7 Margin Stock .................................................................................................... 7372 6.8 Full Disclosure ................................................................................................. 7373 6.9 Taxes ................................................................................................................ 7373 6.10 Patents, Trademarks, Copyrights, Licenses, Etc. ............................................. 7473 6.11 Liens in the Collateral ...................................................................................... 7473 6.12 Insurance .......................................................................................................... 7473 6.13 ERISA Compliance .......................................................................................... 7473 6.14 Environmental Matters..................................................................................... 7574 6.15 Solvency ........................................................................................................... 7574 6.16 Sanctions and International Trade Laws .......................................................... 7574

TABLE OF CONTENTS (continued) Page 6.17 Anti-Corruption Laws ...................................................................................... 7575 6.18 Reserved ........................................................................................................... 7575 6.19 Updates to Schedules ....................................................................................... 7675 ARTICLE 7 CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT .......................................................................................................... 7676 7.1 Initial Loans and Letters of Credit. .................................................................. 7676 7.2 Each Loan or Letter of Credit .......................................................................... 7878 ARTICLE 8 AFFIRMATIVE COVENANTS .................................................................... 7878 8.1 Preservation of Existence, Etc. ........................................................................ 7878 8.2 Payment of Liabilities, Including Taxes, Etc. .................................................. 7878 8.3 Maintenance of Insurance ................................................................................ 7978 8.4 Maintenance of Properties and Leases ............................................................. 7978 8.5 Visitation Rights .............................................................................................. 7979 8.6 Keeping of Records and Books of Account ..................................................... 7979 8.7 Compliance with Laws; Use of Proceeds. ....................................................... 7979 8.8 Further Assurances........................................................................................... 7979 8.9 Anti-Corruption Laws; Anti-Money Laundering Laws; and International Trade Laws....................................................................................................... 8079 8.10 Collateral Value ............................................................................................... 8080 8.11 Reserved. .......................................................................................................... 8080 8.12 Eligible Collateral Requirements ..................................................................... 8080 8.13 Collateral Value and Delinquency Proceedings .............................................. 8180 8.14 Reporting Requirements .................................................................................. 8181 8.15 Certificates; Notices; Additional Information ................................................. 8181 8.16 Other Additional Information .......................................................................... 8282 ARTICLE 9 NEGATIVE COVENANTS ............................................................................ 8382 9.1 Indebtedness ..................................................................................................... 8382 9.2 Liens ................................................................................................................. 8383 9.3 Guarantees........................................................................................................ 8484 9.4 Reserved ............................................................................................................ 8584 9.5 Dividends and Related Distributions ............................................................... 8585

TABLE OF CONTENTS (continued) Page 9.6 Liquidations, Mergers, Consolidations, Acquisitions ...................................... 8585 9.7 Dispositions of Assets or Subsidiaries ............................................................. 8685 9.8 Affiliate Transactions....................................................................................... 8686 9.9 Continuation of or Change in Business ........................................................... 8786 9.10 Fiscal Year ....................................................................................................... 8786 9.11 Issuance of Stock or Other Ownership Interests .............................................. 8786 9.12 Changes in Organizational Documents ............................................................ 8787 9.13 Negative Pledges .............................................................................................. 8787 9.14 Indebtedness to Capitalization Ratio ............................................................... 8787 9.15 Attorney-in-Fact ............................................................................................... 8887 9.16 Anti-Corruption Laws; Anti-Money Laundering Laws; and International Trade Laws....................................................................................................... 8887 Reserved. ......................................................................................................... 8888 ARTICLE 10 DEFAULT ...................................................................................................... 8888 10.1 Events of Default ............................................................................................. 8888 10.2 Consequences of Event of Default ................................................................... 9190 10.3 Application of Proceeds ................................................................................... 9392 ARTICLE 11 THE ADMINISTRATIVE AGENT ............................................................. 9493 11.1 Appointment and Authority ............................................................................. 9493 11.2 Rights as a Lender ............................................................................................ 9493 11.3 Exculpatory Provisions .................................................................................... 9494 11.4 Reliance by Administrative Agent ................................................................... 9595 11.5 Delegation of Duties ........................................................................................ 9695 11.6 Resignation of Administrative Agent .............................................................. 9695 11.7 Non-Reliance on Administrative Agent and Other Lenders ............................ 9796 11.8 No Other Duties, Etc. ....................................................................................... 9797 11.9 Administrative Agent’s Fee ............................................................................. 9897 11.10 Administrative Agent May File Proofs of Claim ............................................. 9897 11.11 Collateral Matters............................................................................................. 9998 11.12 No Reliance on Administrative Agent’s Customer Identification Program .... 9998

TABLE OF CONTENTS (continued) Page 11.13 Lender Provided Interest Rate Hedges and Other Lender Provided Financial Service Products ............................................................................... 9998 11.14 ERISA Matters ............................................................................................... 10099 11.15 Erroneous Payments..................................................................................... 101100 ARTICLE 12 MISCELLANEOUS .................................................................................. 103103 12.1 Modifications, Amendments or Waivers ..................................................... 103103 12.2 No Implied Waivers; Cumulative Remedies ............................................... 105104 12.3 Expenses; Indemnity; Damage Waiver ........................................................ 106105 12.4 Holidays ....................................................................................................... 108107 12.5 Notices; Effectiveness; Electronic Communication .................................... 108107 12.6 Severability .................................................................................................. 110109 12.7 Duration; Survival ........................................................................................ 110109 12.8 Successors and Assigns................................................................................ 110109 12.9 Confidentiality ............................................................................................. 115114 12.10 Counterparts; Integration; Effectiveness; Electronic Execution .................. 116115 12.11 CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL ............. 117115 12.12 Mutual Negotiations..................................................................................... 118117 12.13 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.................................................................................................... 118117 12.14 USA PATRIOT Act Notice ......................................................................... 119117 12.15 Acknowledgement Regarding Any Supported QFCs .................................. 119118 12.16 No Advisory or Fiduciary Responsibility .................................................... 120119

LIST OF SCHEDULES AND EXHIBITS SCHEDULES SCHEDULE 1.1(A) - PRICING GRID SCHEDULE 1.1(B) - COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES SCHEDULE 1.1(C) EXISTING LETTERS OF CREDIT SCHEDULE 1.1(D) - PERMITTED LIENS SCHEDULE 6.1 - QUALIFICATIONS TO DO BUSINESS SCHEDULE 6.2 - SUBSIDIARIES SCHEDULE 6.9 - TAXES SCHEDULE 6.14 - ENVIRONMENTAL DISCLOSURES SCHEDULE 9.1 - EXISTING INDEBTEDNESS EXHIBITS EXHIBIT A - ASSIGNMENT AND ASSUMPTION AGREEMENT EXHIBIT B - REVOLVING CREDIT NOTE EXHIBIT C - SWINGLINE LOAN NOTE EXHIBIT D - LOAN REQUEST EXHIBIT E - SWINGLINE LOAN REQUEST EXHIBIT F-1 - U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT F-2 - U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT F-3 - U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT F-4 - U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT G - COMPLIANCE CERTIFICATE

CREDIT AGREEMENT THIS CREDIT AGREEMENT is dated as of October 29, 2021 and is made by and among ERIE INDEMNITY COMPANY, a Pennsylvania corporation (the “Borrower”), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the Administrative Agent (as hereinafter defined), Swingline Loan Lender (as hereinafter defined) and Issuing Lender (as hereinafter defined). The Borrower has requested the Lenders to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed One Hundred Million and 00/100 Dollars ($100,000,000.00), including therein a Swingline Loan (as hereinafter defined) subfacility and a Letter of Credit (as hereinafter defined) subfacility. In consideration of their mutual covenants and agreements hereinafter specified and intending to be legally bound hereby, the parties hereto covenant and agree as follows: ARTICLE 1 CERTAIN DEFINITIONS 1.1 Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise: “Account Bank” shall mean any "bank" within the meaning of Section 9-102(a)(8) of the UCC at which any deposit account constituting a Collateral Account is held, which (a) shall be located in the United States of America, (b) shall have a Moody's rating at all times equal to or greater than "A3" and a Standard & Poor's rating at all times equal to or greater than "A-", and (c) shall be otherwise acceptable to the Administrative Agent in its discretion. “Administrative Agent” means PNC Bank, National Association, in its capacity as administrative agent hereunder or any successor administrative agent. “Administrative Agent’s Fee” means as is specified in Section 11.9 Administrative Agent’s Fee. “Administrative Agent’s Letter” means as is specified in Section 11.9 Administrative Agent’s Fee. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds ten percent (10%) or more of any class of the voting or other equity interests of such Person, or (iii) ten percent (10%) or more of any class of voting interests

2 or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. “Agent Parties” means as is specified in Section 12.5(d)(ii). “Agreement” means this Credit Agreement, as the same may be amended, supplemented, modified or restated from time to time, including all schedules and exhibits. “Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other applicable Law relating to anti-bribery or anti-corruption in any jurisdiction in which the Borrower is located or doing business.means the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and any other similar anti-corruption Laws or regulations administered or enforced in any jurisdiction in which the Borrower or any of its Subsidiaries conduct business. “Anti-Money Laundering Laws” means (a) the Bank Secrecy Act and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001; (b) the U.K. Proceeds of Crime Act 2002, the Money Laundering Regulations 2017, as amended and the Terrorist Asset-Freezing etc. Act 2010; and (c) any other applicable Law relating to anti-money laundering and countering the financing of terrorism in any jurisdiction in which the Borrower is located or doing business. “Anti-Terrorism Law” means any Law in force or hereinafter enacted related to terrorism, money laundering, or economic sanctions, including the Bank Secrecy Act, 31 U.S.C. § 5311 et seq., the USA PATRIOT Act, the International Emergency Economic Powers Act, 50 U.S.C. 1701, et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1, et seq., 18 U.S.C. § 2332d, and 18 U.S.C. § 2339B. “Applicable Commitment Fee Rate” means the percentage rate per annum based on the Borrower’s Indebtedness to Capitalization Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Commitment Fee.” “Applicable Insurance Regulatory Authority” means the Commonwealth of Pennsylvania Department of Insurance or similar Official Body located in (i) the jurisdiction in which such Person is domiciled or (ii) such other jurisdiction which, due to such Person's activities, has regulatory authority over such Person, and any federal Official Body regulating the insurance industry. “Applicable Letter of Credit Fee Rate” means the percentage rate per annum based on the Borrower's Indebtedness to Capitalization Ratio then in effect according to the pricing grid on Schedule1.1 (A) below the heading “Letter of Credit Fee”. “Applicable Margin” means, as applicable: (A) the percentage spread to be added to the Base Rate applicable to Revolving Credit Loans under the Base Rate Option based on the Borrower's Indebtedness to Capitalization Ratio then in effect according to the pricing grid on Schedule1.1 (A) below the heading “Revolving Credit Base Rate Spread”, or

3 (B) the percentage spread to be added to the BSBY Term SOFR Rate applicable to Revolving Credit Loans under the BSBY RateTerm SOFR Rate Option based on the Borrower's Indebtedness to Capitalization Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Revolving Credit BSBYTerm SOFR Rate Spread”. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Backed Securities” means securities issued by a special purpose vehicle that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets that by their terms convert into cash within a finite time period, plus any rights or other assets designed to assure the servicing or timely distributions of proceeds to the security holders; provided that in the case of financial assets that are leases, those assets may convert to cash partially by the cash proceeds from the disposition of the physical property underlying such leases. Asset Backed Securities must be rated and able to be traded by investors in a secondary market. “Assignment and Assumption Agreement” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.8 [Successors and Assigns]), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent and the Borrower. “Attorney-in-Fact” shall mean Erie Indemnity Company, a Pennsylvania corporation, in its capacity as the attorney-in-fact for Erie Exchange or such successor attorney- in-fact for the Borrower approved by the Administrative Agent in accordance with Section 9.15 [Successor Attorney-in-Fact]. “Authorized Officer” shall mean, with respect to the Borrower, the Chief Executive Officer, President, Vice President, Executive Vice President, Chief Financial Officer, Treasurer, Corporate Treasurer or Assistant Treasurer or such other individuals, designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Borrower required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial

4 institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, for any day, a fluctuating per annum rate of interest equal to the highest of (i) the Overnight Bank Funding Rate, plus 0.5%, (ii) the Prime Rate, and (iii) the Daily Simple SOFR plus the SOFR Adjustment, plus 1.00%, so long as Daily Simple SOFR is offered, ascertainable and not unlawful; provided, however, if the Base Rate as determined above would be less than zero, then such rate shall be deemed to be zero. Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. Notwithstanding anything to the contrary contained herein, in the case of any event specified in Section 4.4(a) [Unascertainable; Increased Costs] or Section 4.4(b)[Illegality], to the extent any such determination affects the calculation of the Base Rate, the definition hereof shall be calculated without reference to clause (iii) until the circumstances giving rise to such event no longer exist.means, for any day, a fluctuating per annum rate of interest equal to the highest of (i) the Overnight Bank Funding Rate, plus 0.5%, (ii) the Prime Rate, and (iii) the Daily BSBY Floating Rate, plus 1.00%; provided, however, if the Base Rate as determined above would be less than zero, then such rate shall be deemed to be zero. Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. “Base Rate Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1(a)(i) [Revolving Credit Base Rate Option]. “Benchmark Replacement” means as is specified in Section 4.4(d) [Benchmark Replacement Setting]. “Blocked Property” means any property: (a) owned, directly or indirectly, by a Sanctioned Person; (b) due to or from a Sanctioned Person; (c) in which a Sanctioned Person otherwise holds any interest; (d) located in a Sanctioned Jurisdiction; or (e) that otherwise would cause any actual violation by the Lenders or Administrative Agent of any applicable International Trade Law if the Lenders or Administrative Agent were to obtain an encumbrance on, lien on, pledge of, or security interest in such property. “Bloomberg” means Bloomberg Index Services Limited (or a successor administrator). “Borrower” means as is specified in the introductory paragraph. “Borrowing Date” means, with respect to any Loan, the date of the making, renewal or conversion thereof, which shall be a Business Day. “Borrowing Tranche” means specified portions of Loans outstanding as follows: (a) any Loans to which a BSBY RateTerm SOFR Rate Option applies under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (b) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche. “BSBY Floor” means a rate of interest equal to zero basis points (0%).

5 “BSBY Rate” means, with respect to Loans comprising any Borrowing Tranche to which the BSBY Rate Option applies for any Interest Period, the rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) (a) the BSBY Screen Rate two (2) Business Days prior to the first day of such Interest Period and having a term comparable to such Interest Period; provided that if the rate is not published on such determination date, then the rate per annum for purposes of this clause (a) shall be the BSBY Screen Rate on the first Business Day immediately prior thereto, by (ii) a number equal to 1.00 minus the BSBY Reserve Percentage; provided, further, that if the BSBY Rate, determined as provided above, would be less than the BSBY Floor, then the BSBY Rate shall be deemed to be the BSBY Floor. The BSBY Rate shall be adjusted with respect to any Loan to which the BSBY Rate Option applies that is outstanding on the effective date of any change in the BSBY Reserve Percentage as of such effective date and the Administrative Agent shall give prompt notice to the Borrower of the BSBY Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. “BSBY Rate Loan” means a Loan that bears interest based on BSBY Rate. “BSBY Rate Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1(a)(ii) [Revolving Credit BSBY Rate Option]. “BSBY Reserve Percentage” shall mean, as of any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to BSBY Screen Rate funding. “BSBY Screen Rate” means the Bloomberg Short-Term Bank Yield Index rate administered by Bloomberg and published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Business Day” means any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed, or are in fact closed, for business in Pittsburgh, Pennsylvania (or, if otherwise, the Lending Office of the Administrative Agent); provided that, for purposes of any direct or indirect calculation or determination of, the or when used in connection with any interest rate settings, fundings, disbursements, settlements, payments, or other dealings with respect to SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day.BSBY Screen Rate, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day. “Cash” means Dollars held in a Collateral Account. “Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Lender or the Lenders, as collateral for Letter of Credit Obligations or obligations of Lenders to fund participations in respect

6 of Letter of Credit Obligations, cash or deposit account balances or, if the Administrative Agent and each applicable Issuing Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each applicable Issuing Lender. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means at any time: (a) time deposits and certificates of deposit, maturing not more than two (2) years after the date of determination, which are issued by the applicable Securities Intermediary; and (b) Short-term asset management accounts offered by the Securities Intermediary which are reasonably acceptable to the Administrative Agent or investments in money market funds. “Cash Management Bank” means any Person that, at the time it enters into an Other Lender Provided Financial Service Product, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Other Lender Provided Financial Service Product. “CEA” means the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute. “CFTC” means the Commodity Futures Trading Commission. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Official Body or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented. “CIP Regulations” means as is specified in Section 11.12 [No Reliance on Administrative Agent’s Customer Identification Program]. “Closing Date” means October 29, 2021. “Code” means the Internal Revenue Code of 1986, and the rules and regulations thereunder.

7 “Collateral” means the personal property of any Person granted as collateral pursuant to the Collateral Documents to secure the Obligations for the benefit of the Secured Parties. “Collateral Account” means (a) Controlled Account number 791841 at The Bank of New York Mellon Trust Company, N.A., and (b) any other Controlled Account at The Bank of New York Mellon Trust Company, N.A., or another Securities Intermediary or Account Bank. “Collateral Documents” means the Pledge Agreement, the Control Agreement and any other account control agreement relating to a Controlled Account and any other agreement, document or instrument granting a Lien in Collateral for the benefit of the Secured Parties. “Collateral Shortfall” means as is specified in Section 8.10 [Collateral Value]. “Collateral Value” means, on any date, an amount equal to the sum of the Fair Market Value of all Eligible Collateral; provided, however, that the portion of Eligible Collateral of any issuer (other than an issuer of Government Debt) which exceeds five percent (5%) of the Fair Market Value of all Eligible Collateral shall be excluded from such calculation. “Collateralized Loan Obligations” means Asset Backed Securities that are backed primarily by a pool of senior secured corporate floating rate loans. Collateralized Loan Obligations must be rated and able to be traded by investors in a secondary market. “Commercial Letter of Credit” means any letter of credit which is a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower in the ordinary course of its business. “Commercial Mortgage Backed Securities” means Asset Backed Securities that are backed by a mortgage loan or a pool of mortgage loans that are secured by commercial real estate, including commercial, multi-family, hospitality, and manufactured housing community properties. Commercial Mortgage Backed Securities must be rated and able to be traded by investors in a secondary market. “Commitment” means, as to any Lender, its Revolving Credit Commitment, and, in the case of PNC (in its capacity as the Swingline Loan Lender), its Swingline Loan Commitment (but not the aggregate of its Revolving Credit Commitment and its Swingline Loan Commitment), and Commitments means the aggregate of the Revolving Credit Commitments of all of the Lenders. “Commitment Fee” means as is specified in Section 2.3 [Commitment Fees]. “Communications” means as is specified in Section 12.5(d)(ii) [Platform]. “Compliance Authority” means (a) the United States government or any agency or political subdivision thereof, including, without limitation, the U.S. Department of State, the U.S. Department of Commerce, the U.S. Department of the Treasury and its Office of Foreign Assets Control, and the U.S. Customs and Border Protection agency; (b) the government of Canada or any agency thereof; (c) the European Union or any agency thereof; (d) the government of the

8 United Kingdom or any agency thereof; (e) the United Nations Security Council; and (f) any other Official Body with jurisdiction to administer Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws with respect to the conduct of a Covered Entity. “Compliance Certificate” means as is specified in Section 8.15(a) [Certificate of the Borrower]. “Conforming Changes” means, with respect to the BSBY ScreenTerm SOFR Rate or any Benchmark Replacement in relation thereto, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of the BSBY Screenthe Term SOFR Rate or such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the BSBY ScreenTerm SOFR Rate or the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Account” means each deposit account and securities account that is subject to a Control Agreement. “Control Agreement” shall mean the Notification and Control Agreement by and among the Borrower, the applicable Securities Intermediary or Account Bank, as the case may be, and the Administrative Agent with respect to any Collateral Account in form and substance satisfactory to the Administrative Agent, as the same may be amended, restated, supplemented or modified from time to time. “Corporate Securities” means publicly traded debt securities (other than preferred stock) denominated in Dollars issued by a corporation, limited liability company, limited partnership or similar entity organized in the United States. “Covered Entity” means (a) the Borrower, each of Borrower’s Subsidiaries, all pledgors of Collateral, and (b) each Person that, directly or indirectly, controls a Person described

9 in clause (a) above. For purposes of this definition, control of a Person means the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise. “Daily BSBY Floating Rate” means, for any day, the rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) (a) the BSBY Screen Rate for such day for a one (1) month period, by (b) a number equal to 1.00 minus the BSBY Reserve Percentage; provided, that if the Daily BSBY Floating Rate, determined as provided above, would be less than the BSBY Floor, then the Daily BSBY Floating Rate shall be deemed to be the BSBY Floor. The rate of interest will be adjusted automatically as of each Business Day based on changes in the Daily BSBY Rate without notice to the Borrower. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the interest rate per annum determined by the Administrative Agent (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) equal to SOFR for the day (the “SOFR Determination Date”) that is 2 Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrower, effective on the date of any such change. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Defaulting Lender” means, subject to Section 2.9(b) [Defaulting Lender Cure], any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions

10 precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swingline Loan Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Issuing Lender or the Swingline Loan Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by an Official Body so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Official Body) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.9(b) [Defaulting Lender Cure]) upon delivery of written notice of such determination to the Borrower, the Issuing Lender, the Swingline Loan Lender and each Lender. “Delinquency Proceeding” means as is specified in Section 221.3 of the Suspension of Business-Involuntary Dissolutions Article in the Insurance Act, 40 P.S. § 221.3. “Disposition” means as is specified in Section 9.7 [Dispositions of Assets or Subsidiaries]. “Dollar”, “Dollars”, “U.S. Dollars” and the symbol “$” means, in each case, lawful money of the United States of America. “Drawing Date” means as is specified in Section 2.8(c)(i) [Disbursements, Reimbursement]. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution

11 described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement. “Effective Federal Funds Rate” means for any day the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1% announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Effective Federal Funds Rate” as of the date of this Agreement; provided that if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Effective Federal Funds Rate” for such day shall be the Effective Federal Funds Rate for the last day on which such rate was announced. Notwithstanding the foregoing, if the Effective Federal Funds Rate as determined under any method above would be less than zero percent (0.00%), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.8(b)(iii) [Required Consents], Section 12.8(b)(v) [No Assignment to Certain Persons] and (vi) [No Assignment to Natural Persons] (subject to such consents, if any, as may be required under Section 12.8(b)(iii) [Required Consents]). “Eligible Collateral” means Cash, Cash Equivalents, Corporate Securities, Federal Agency Debt, Government Debt, Municipal Securities, Commercial Mortgage Backed Securities, Collateralized Loan Obligations and Asset Backed Securities which (a) are denominated in Dollars, (b) meet the requirements set forth in the Pledge Agreement and Section 8.12 [Eligible Collateral Requirements], if any, (c) are capable of being marked to market on a daily basis and capable of being cleared by the Depository Trust Company (other than United States Federal Governmental Securities which will clear through the Federal Reserve System) and (d) are held in a Collateral Account. “Eligible Contract Participant” means an “eligible contract participant” as defined in the CEA and regulations thereunder.

12 “Eligibility Date” means, with respect to the Borrower and each Swap, the date on which this Agreement or any other Loan Document becomes effective with respect to such Swap (for the avoidance of doubt, the Eligibility Date shall be the Effective Date of such Swap if this Agreement or any other Loan Document is then in effect with respect to such Borrower, and otherwise it shall be the Effective Date of this Agreement and/or such other Loan Document(s) to which the Borrower is a party). “Embargoed Property” means any property; (a) beneficially owned, directly or indirectly, by a Sanctioned Person; (b) that is due to or from a Sanctioned Person; (c) in which a Sanctioned Person otherwise holds any interest; (d) that is located in a Sanctioned Jurisdiction; or (e) that otherwise would cause any actual or possible violation by the Lenders or Administrative Agent of any applicable Anti-Terrorism Law if the Lenders were to obtain an encumbrance on, lien on, pledge of, or security interest in such property, or provide services in consideration of such property. “Environmental Laws” means all applicable federal, state, local, tribal, territorial and foreign Laws (including common law), constitutions, statutes, treaties, regulations, rules, ordinances and codes and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (a) pollution or pollution control; (b) protection of human health from exposure to regulated substances; (c) protection of the environment and/or natural resources; (d) employee safety in the workplace; (e) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, packaging, sale, transport, storage, collection, distribution, disposal or release or threat of release of regulated substances; (f) the presence of contamination; (g) the protection of endangered or threatened species; and (h) the protection of environmentally sensitive areas. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “Erie Property & Casualty Insurance Group” shall mean Erie Insurance Company, Erie Insurance Property & Casualty Company, Erie Insurance Company of New York, the Borrower and Flagship City Insurance Company. “ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect. “ERISA Event” means (a) with respect to a Pension Plan, a reportable event under Section 4043 of ERISA as to which event (after taking into account notice waivers provided for in

13 the regulations) there is a duty to give notice to the PBGC; (b) a withdrawal by the Borrower or any member of the ERISA Group from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any member of the ERISA Group from a Multiemployer Plan, notification that a Multiemployer Plan is in reorganization, the termination of a Multiemployer Plan pursuant to the occurrence of an event described in Section 4041A(a) of ERISA; (d) the filing of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan amendment as a termination under Section 4041(e) of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any member of the ERISA Group. “ERISA Group” means, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Code or Section 4001(b)(1) of ERISA. “Erroneous Payment” has the meaning assigned to it in Section 11.15(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 11.15(d). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 11.15(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 11.15(d). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 11.15(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means any of the events described in Section 10.1 [Events of Default]. “Exchange” means Erie Insurance Exchange, a reciprocal inter-insurance exchange domiciled in Pennsylvania.

14 “Excluded Hedge Liability or Liabilities” means, with respect to the Borrower, each of its Swap Obligations if, and only to the extent that, all or any portion of this Agreement or any other Loan Document that relates to such Swap Obligation is or becomes illegal under the CEA, or any rule, regulation or order of the CFTC, solely by virtue of the Borrower’s failure to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap. Notwithstanding anything to the contrary contained in the foregoing or in any other provision of this Agreement or any other Loan Document, the foregoing is subject to the following provisos: (a) if a Swap Obligation arises under a master agreement governing more than one Swap, this definition shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guaranty or security interest is or becomes illegal under the CEA, or any rule, regulations or order of the CFTC, solely as a result of the failure by the Borrower for any reason to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap, (b) if a guarantee of a Swap Obligation would cause such obligation to be an Excluded Hedge Liability but the grant of a security interest would not cause such obligation to be an Excluded Hedge Liability, such Swap Obligation shall constitute an Excluded Hedge Liability for purposes of the guaranty but not for purposes of the grant of the security interest, and (c) if there is more than one Person executing this Agreement or the other Loan Documents and a Swap Obligation would be an Excluded Hedge Liability with respect to one or more of such Persons, but not all of them, the definition of Excluded Hedge Liability or Liabilities with respect to each such Person shall only be deemed applicable to (i) the particular Swap Obligations that constitute Excluded Hedge Liabilities with respect to such Person, and (ii) the particular Person with respect to which such Swap Obligations constitute Excluded Hedge Liabilities. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.13 [Replacement of a Lender]) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.9(g) [Status of Lenders], amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 5.9(g) [Status of Lenders], and (d) any U.S. federal withholding Taxes imposed under FATCA (except to the extent imposed due to the failure of the Borrower to provide documentation or information to the IRS). “Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

15 “Existing Letters of Credit” means those letters of credit existing on the Closing Date and identified on Schedule 1.1(C). “Expiration Date” means, with respect to the Revolving Credit Commitments, [October 29__, 20262029]November 1, 2029, as such date may be extended with respect to certain Lenders’ Revolving Credit Commitments pursuant to Section 12.1 [Modifications, Amendments or Waivers]. “Facility” means the Revolving Credit Facility. “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the aggregate Commitments have been terminated, (b) all Obligations have been paid in full (other than (i) contingent indemnification and reimbursement obligations that are not yet due and (ii) obligations and liabilities under any Lender Provided Interest Rate Hedge and any Other Lender Provided Financial Service Product), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto reasonably satisfactory to the Administrative Agent (to the extent the Administrative Agent is a party to such arrangements) and the Issuing Lender, including the provision of cash collateral, shall have been made). “Fair Market Value” shall mean (a) with respect to any Government Debt, Federal Agency Debt, or other publicly-traded security (other than those set forth in clause (b)) the closing price for such security on Bloomberg, Inc., and with respect to Municipal Securities, Standard & Poor's/J.J. Kenny or, if Bloomberg, Inc. or Standard & Poor's/J.J. Kenny with respect to Municipal Securities is not available, another quotation service or services reasonably acceptable to the Administrative Agent, (b) with respect to Cash and Cash Equivalents, the amounts thereof, and (c) with respect to any Eligible Collateral (other than those set forth in clauses (a), and (b)), the price for such Eligible Collateral on the date of calculation obtained from a generally recognized source approved by the Administrative Agent or the most recent bid quotation from such approved source (or, if no generally recognized source exists as to such Eligible Collateral, any other source specified by the Borrower to which the Administrative Agent does not object). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Official Bodies and implementing such Sections of the Code”. “Federal Agency” means any of the following agencies of the federal government of the United States: (a) Government National Mortgage Association; (b) the Export-Import Bank of the United States; (c) the Farmers Home Administration, an agency of the United States Department of Agriculture; (d) the United States General Services Administration; (e) the United States Maritime Administration; (f) the United States Small Business Administration; (g) the Commodity Credit Corporation; (h) the Rural Electrification Administration; (i) the Rural Telephone Bank; (j) Washington Metropolitan Area Transit Authority; (k) the Federal National

16 Mortgage Association; (l) the Federal Home Loan Mortgage Corporation; (m) the Federal Home Loan Bank System; and (n) such other federal agencies as are reasonably acceptable to the Administrative Agent. “Federal Agency Debt” means evidence of Freely Transferable Indebtedness that constitutes obligations of a Federal Agency including interests in mortgage-backed security pools and collateralized mortgage obligations issued or guaranteed by any such Federal Agency. “Foreign Lender” means (i) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (ii) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Freely Transferable” means securities which are freely transferable and traded in established and recognized markets and as to which there are readily available price quotations. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Ratable Share of the outstanding Letter of Credit Obligations with respect to Letters of Credit issued by such Issuing Lender other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to any Swingline Loan Lender, such Defaulting Lender’s Ratable Share of outstanding Swingline Loans made by such Swingline Loan Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles; Changes in GAAP , and applied on a consistent basis both as to classification of items and amounts. “Government Debt” means Freely Transferable Indebtedness issued by the U.S. Treasury Department or backed by the full faith and credit of the United States. “Government Official” means any officer, employee, official, representative, or any Person acting for or on behalf of any Official Body, government-owned or government- controlled association, organization, business, or enterprise, or public international organization, any political party or official thereof and any candidate for political office. “Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity

17 capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning. “Guarantor” means each Person which guarantees all or any part of the Obligations as specified in the Loan Documents. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hedge Bank” means any Person that, at the time it enters into a Lender Provided Interest Rate Hedge, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Lender Provided Interest Rate Hedge. “Hedge Liabilities” means the Interest Rate Hedge Liabilities. “Hedge Termination Value” means, in respect of any one or more interest rate hedges, commodity hedges and/or foreign currency hedges, after taking into account the effect of any legally enforceable netting agreement relating to such interest rate hedges, commodity hedges and/or foreign currency hedges, (a) for any date on or after the date such interest rate hedges, commodity hedges and/or foreign currency hedges have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such interest rate hedges, commodity hedges and/or foreign currency hedges, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such interest rate hedges, commodity hedges and/or foreign currency hedges (which may include an interest rate hedge bank, a commodity hedge bank or foreign currency hedge bank, as applicable). “Increasing Lender” means as is specified in Section 2.10(i). “Indebtedness” means, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed

18 money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) obligations under any currency swap agreement, equity hedge agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, in each case to the extent such agreements or devices are required to be reflected as a liability on the balance sheet of the Borrower, (v) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than forty-five (45) days past due), or (vi) any Guarantee of Indebtedness for borrowed money. “Indebtedness to Capitalization Ratio” means as is specified in Section 9.14.[Indebtedness to Capitalization Ratio]. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document, and (ii) to the extent not otherwise described in the preceding clause (i), Other Taxes. “Indemnitee” means as is specified in Section 12.3(b) [Indemnification by the Borrower]. “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of such Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a non-confidential basis prior to disclosure by the Borrower or any of its Subsidiaries, provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date of this Agreement, such information is clearly identified at the time of delivery as confidentialas is specified in Section 12.9 [Confidentiality]. “Insolvency Proceeding” means, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of the Borrower or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors; undertaken under any Law. “Insurance License” means any license, certificate of authority, permit or other authorization which is required to be obtained from any Official Body in connection with the operation, ownership or transaction of insurance or reinsurance business. “Interest Period” means the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the BSBY Rate Option. Subject to the last sentence of this definition,

19 such period shall be one, three or six Months (and to the extent offered by all Lenders, twelve (12) Months). Such Interest Period shall commence on the effective date of such BSBY Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the BSBY Rate Option if the Borrower is renewing or converting to the BSBY Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date. means the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans or Term Loans bear interest under the Term SOFR Rate Option. Subject to the last sentence of this definition, such period shall be, in each case, subject to the availability thereof, one month, three months, or six months. Such Interest Period shall commence on the effective date of such Term SOFR Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Term SOFR Rate Option if the Borrower is renewing or converting to the Term SOFR Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date. “Interest Rate Hedge” means an interest rate exchange, collar, cap, swap, floor, adjustable strike cap, adjustable strike corridor, cross-currency swap or similar agreements entered into by the Borrower in order to provide protection to, or minimize the impact upon, the Borrower of increasing floating rates of interest applicable to Indebtedness. “Interest Rate Hedge Liabilities” means as is specified in the definition of Lender Provided Interest Rate Hedge. “Interest Rate Option” means any BSBY RateTerm SOFR Rate Option or Base Rate Option. “Interim Statement” shall mean, with respect to any Person, any interim financial statement or financial report (whether quarterly, semiannually or otherwise) of such Person, prepared in conformity with GAAP. “International Trade Laws” means all Laws relating to economic and financial sanctions, trade embargoes, export controls, customs and anti-boycott measures. “Investments” shall mean, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person or (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in

20 such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person. “IRS” means the United States Internal Revenue Service. “Issuing Lender” means PNC, in its individual capacity as issuer of Letters of Credit hereunder. “Joint Venture” means a corporation, partnership, limited liability company or other entity in which any Person other than the Borrower and its Subsidiaries holds, directly or indirectly, an equity interest. “Law” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Official Body, foreign or domestic. “Lender Provided Interest Rate Hedge” means an Interest Rate Hedge which is entered into between the Borrower and any Hedge Bank that: (a) is documented in a standard International Swaps and Derivatives Association Master Agreement or another reasonable and customary manner, (b) provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner, and (c) is entered into for hedging (rather than speculative) purposes. The liabilities owing to the Hedge Bank providing any Lender Provided Interest Rate Hedge (the “Interest Rate Hedge Liabilities”) by the Borrower that is party to such Lender Provided Interest Rate Hedge shall, for purposes of this Agreement and all other Loan Documents, be “Obligations” of such Person and secured obligations under any other Loan Document, as applicable, except to the extent constituting Excluded Hedge Liabilities of such Person. The Liens securing the Hedge Liabilities shall be pari passu with the Liens securing all other Obligations under this Agreement and the other Loan Documents, subject to the express provisions of Section 10.3 [Application of Proceeds]. “Lenders” means the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender. For the purpose of any Loan Document which provides for the granting of a security interest or other Lien to the Lenders or to the Administrative Agent for the benefit of the Secured Parties as security for the Obligations, “Lenders” shall include any Affiliate of a Lender to which such Obligation is owed. Unless the context requires otherwise, the term “Lenders” includes the Swingline Loan Lender, but not the Issuing Lender. “Lending Office” means, as to the Administrative Agent, the Issuing Lender or any Lender, the office or offices of such Person described as such in such Lender’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means as is specified in Section 2.8(a) [Issuance of Letters of Credit]. As of the Closing Date, each of the Existing Letters of Credit shall constitute, for all

21 purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder. “Letter of Credit Borrowing” means as is specified in Section 2.8(c)(iii) [Disbursements, Reimbursement]. “Letter of Credit Fee” means as is specified in Section 2.8(b) [Letter of Credit Fees]. “Letter of Credit Obligation” means, as of any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit on such date (if any Letter of Credit shall increase in amount automatically in the future, such aggregate amount available to be drawn shall currently give effect to any such future increase) plus the aggregate Reimbursement Obligations and Letter of Credit Borrowings on such date. “Letter of Credit Sublimit” means as is specified in Section 2.8(a)(i) [Issuance of Letters of Credit]. “Lien” means any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing). “LLC Division” means, in the event a Borrower or Guarantor is a limited liability company, (a) the division of any such Borrower or Guarantor into two or more newly formed limited liability companies (whether or not such Borrower or Guarantor is a surviving entity following any such division) pursuant to Section 18-217 of the Delaware Limited Liability Company Act or any similar provision under any similar act governing limited liability companies organized under the Laws of any other State or Commonwealth or of the District of Columbia, or (b) the adoption of a plan contemplating, or the filing of any certificate with any applicable Official Body that results or may result in, any such division. “Loan Documents” means this Agreement, the Administrative Agent’s Letter, the Collateral Documents, the Notes, and any other instruments, certificates or documents delivered in connection herewith or therewith, as each of the same may be amended, restated, supplemented or modified from time to time. “Loan Request” means as is specified in Section 2.5(a) [Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests]. “Loans” means, collectively, and Loan means, separately, all Revolving Credit Loans and Swingline Loans or any Revolving Credit Loan or Swingline Loan. “Material Adverse Change” means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is material and adverse to the

22 business, properties, assets, financial condition, or results of operations or prospects of the Borrower, (c) impairs materially the ability of the Borrower to duly and punctually pay or perform its Indebtedness, or (d) impairs materially the ability of the Administrative Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and the Issuing Lender in their sole discretion. “Moody's” shall mean Moody's Investors Service, Inc. “Month”, with respect to an Interest Period under the BSBY Rate Option, means the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any BSBY Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month. “Multiemployer Plan” means any employee pension benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five (5) plan years, has made or had an obligation to make such contributions, or to which the Borrower or any member of the ERISA Group has any liability (contingent or otherwise). “Municipal Securities” means publicly traded debt securities issued by any state or municipality or subdivision or instrumentality thereunder located in the United States. “Net Worth” means the consolidated net worth, calculated in accordance with GAAP, of the Borrower. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 12.1 [Modifications, Amendments or Waivers] and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Notes” means collectively, and Note means separately, the promissory notes in the form of Exhibit B evidencing the Revolving Credit Loans, and in the form of Exhibit C evidencing the Swingline Loan. “Obligation” means any obligation or liability of any of the Borrower or any Guarantor, howsoever created, arising or evidenced, whether direct or indirect, absolute or

23 contingent, now or hereafter existing, or due or to become due, under or in connection with (a) this Agreement, the Notes, the Letters of Credit, the Administrative Agent’s Letter or any other Loan Document whether to the Administrative Agent, any of the Lenders or their Affiliates or other Persons provided for under such Loan Documents, (b) any Lender Provided Interest Rate Hedge, (c) any Erroneous Payment Subrogation Rights (which do not increase the obligations of the Borrower or any Guarantor hereunder), and (d) any Other Lender Provided Financial Service Product. Notwithstanding anything to the contrary contained in the foregoing, the Obligations shall not include any Excluded Hedge Liabilities. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Official Body” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Order” means as is specified in Section 2.8(h) [Liability for Acts and Omissions]. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Lender Provided Financial Service Product” means agreements or other arrangements entered into between the Borrower and any Cash Management Bank that provides any of the following products or services to the Borrower: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, or (f) cash management, including controlled disbursement, overdraft lines, accounts or services. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.13 [Replacement of a Lender]). “Overnight Bank Funding Rate” means for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank

24 of New York (“NYFRB”), as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrower. “Participant” means as is specified in Section 12.8(d) [Participations]. “Participant Register” means as is specified in Section 12.8(d) [Participations]. “Participation Advance” means as is specified in Section 2.8(c)(iii) [Disbursements, Reimbursement]. “Payment Date” means the first day of each calendar quarter after the Closing Date and on the Expiration Date or upon acceleration of the Notes. “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor. “Pension Plan” means at any time an “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) (including a “multiple employer plan” as described in Sections 4063 and 4064 of ERISA, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 or Section 430 of the Code and either (a) is sponsored, maintained or contributed to by any member of the ERISA Group for employees of any member of the ERISA Group, or (b) to which the Borrower or any member of the ERISA Group may have any liability (contingent or otherwise). “Permitted Liens” means as is specified in Section 9.2 [Liens]. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body or other entity. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Pledge Agreement” means the Pledge Agreement in form and substance satisfactory to the Administrative Agent, executed and delivered by the Borrower to the Administrative Agent for the benefit of the Lenders, as the same may be amended, restated, supplemented or modified from time to time. “PNC” means PNC Bank, National Association, its successors and assigns.

25 “Potential Default” means any event or condition which with notice or passage of time, or both, would constitute an Event of Default. “Prime Rate” means the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged to commercial borrowers or others by the Administrative Agent and may not be tied to any external rate of interest or index. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced. “Principal Office” means the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania. “Prior Security Interest” shall mean a valid and enforceable perfected first-priority security interest under the UCC in the Collateral which is subject only to statutory Liens for taxes not yet due and payable. “PTEs” has the meaning assigned to it in Section 11.14(a)(ii). “Ratable Share” means: (a) with respect to a Lender’s obligation to make Revolving Credit Loans, participate in Letters of Credit and other Letter of Credit Obligations, participate in Swingline Loans, and receive payments, interest, and fees related thereto, the proportion that such Lender’s Revolving Credit Commitment bears to the Revolving Credit Commitments of all of the Lenders, provided that if the Revolving Credit Commitments have terminated or expired, the Ratable Shares for purposes of this clause shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments; and (b) with respect to all other matters as to a particular Lender, the percentage obtained by dividing (i) such Lender’s Revolving Credit Commitment, by (ii) the sum of the aggregate amount of the Revolving Credit Commitments of all Lenders; provided, however that if the Revolving Credit Commitments have terminated or expired, the computation in this clause shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the Issuing Lender, as applicable. “Reimbursement Obligation” means as is specified in Section 2.8(c) [Disbursements, Reimbursement]. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. “Relief Proceeding” means any proceeding seeking a decree or order for relief in respect of the Borrower or Subsidiary of the Borrower in a voluntary or involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in

26 effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of the Borrower or Subsidiary of the Borrower for any substantial part of its property, or for the winding-up or liquidation of its affairs, or an assignment for the benefit of its creditors. “Removal Effective Date” means as is specified in Section 11.6(b). [Resignation of Administrative Agent]. “Reportable Compliance Event” means that: (a) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, or enters into a settlement with an Official Body in connection with any economic sanctions or other Anti-Terrorism Law or Anti-Corruption law, or any predicate crime to any anti-Terrorism Law or Anti-Corruption Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Terrorism Law or Anti-Corruption Law; (b) any Covered Entity engages in a transaction that has caused or may cause the Lenders or Administrative Agent to be in violation of any Anti-Terrorism Laws, including a Covered Entity’s use of any proceeds of the Facility to fund any operations in, finance any investments or activities in, or, make any payments to, directly or indirectly, a Sanctioned Person or Sanctioned Jurisdiction; (c) any Collateral becomes Embargoed Property; or (4) any Covered Entity otherwise violates, or reasonably believes that it will violate, any of the representations or covenant (including any negative covenant) of this Agreement.means that: (a) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, by, or enters into a settlement with an Official Body in connection with any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or any predicate crime to any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (b) any Covered Entity engages in a transaction that has caused or would cause any Person hereunder (including the Administrative Agent, the Collateral Agent, any lead arranger, the Issuing Lender, the Lenders, and any underwriter, advisor, investor, or otherwise) to be in violation of any Anti-Corruption Law or International Trade Law, including a Covered Entity’s use of any proceeds of the Loans hereunder to directly or indirectly fund any activities or business of, with, or for the benefit of any Person that is a Sanctioned Person, or to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction; (c) any pledged Collateral qualifies as Blocked Property; or (d) any Covered Entity otherwise violates, or reasonably believes that it will violate, any of the Anti-Corruption Law or International Trade Law-specific representations and covenants herein. “Required Lenders” shall mean Lenders (other than any Defaulting Lender) having more than fifty percent (50%) of the aggregate amount of the Revolving Credit Commitments of the Lenders (excluding any Defaulting Lender) or, after the termination of the Revolving Credit Commitments, the outstanding Revolving Credit Loans and Ratable Share of Letter of Credit Obligations of the Lenders (excluding any Defaulting Lender).

27 “Resignation Effective Date” means as is specified in Section 11.6(a) [Resignation of Administrative Agent]. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Required Share” means as is specified in Section 5.11 [Settlement Date Procedures]. “Revolving Credit Commitment” means, as to any Lender at any time, the amount initially specified opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans,” as such Commitment is thereafter assigned or modified (including pursuant to Section 2.10 [Increase in Revolving Credit Commitments]) and “Revolving Credit Commitments” means the aggregate Revolving Credit Commitments of all of the Lenders. “Revolving Credit Facility” means the revolving loan facility provided pursuant to Article 2. “Revolving Credit Loans” means, collectively, and Revolving Credit Loan means, separately, all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] or Section 2.8(c) [Disbursements, Reimbursement]. “Revolving Facility Usage” means at any time the sum of the outstanding Revolving Credit Loans, the outstanding Swingline Loans, and the Letter of Credit Obligations. “Sanctioned Person” means (a) a Person that is the subject of sanctions administered by OFAC or the U.S. Department of State (“State”), including by virtue of being (i) named on OFAC’s list of “Specially Designated Nationals and Blocked Persons”; (ii) organized under the Laws of, ordinarily resident in, or physically located in a Sanctioned Jurisdiction; (iii) owned or controlled 50% or more in the aggregate, by one or more Persons that are the subject of sanctions administered by OFAC; (b) a Person that is the subject of sanctions maintained by the European Union (“E.U.”), including by virtue of being named on the E.U.’s “Consolidated list of persons, groups and entities subject to E.U. financial sanctions” or other, similar lists; (c) a Person that is the subject of sanctions maintained by the United Kingdom (“U.K.”), including by virtue of being named on the “Consolidated List Of Financial Sanctions Targets in the U.K.” or other, similar lists; or (d) a Person that is the subject of sanctions imposed by any Official Body of a jurisdiction whose Laws apply to this Agreement.“Sanctioned Person” means any Person that is (a) located in, organized under the laws of, or ordinarily resident in a Sanctioned Jurisdiction; (b) identified on any sanctions-related list maintained by any Compliance Authority; or (c) owned 50% or more, in the aggregate, directly or indirectly by, controlled by, or acting for, on behalf of, or at the direction of, one or more Persons described in clauses (a) or (b) above. “Sanctioned Jurisdiction” means, at any time, a country, area, territory, or jurisdiction that is the subject or target of comprehensive U.S. sanctions.means any country,

28 territory, or region that is the subject of comprehensive sanctions administered by OFAC (at the time of this Agreement, Crimea region of Ukraine, Cuba, Iran, North Korea, and Syria). “Securities Intermediary” shall mean any "securities intermediary" within the meaning of Section 8.102(a)(14) of the UCC at which any securities account constituting a Collateral Account is held, which shall be (a) located in the United States of America and (b) acceptable to the Administrative Agent in its reasonable discretion. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Lenders, the Cash Management Banks, the Hedge Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5 [Delegation of Duties], and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents. “Settlement Date” means the Business Day on which the Administrative Agent elects to effect settlement pursuant Section 5.11 [Settlement Date Procedures]. “SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Adjustment” means, ten basis points (0.10%). “SOFR Floor” means a rate of interest per annum equal to zero basis points (0%). “Solvent” means, with respect to any Person on any date of determination, taking into account any right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Standard & Poor’s” means S&P Global Ratings Services, a division of S&P Global, Inc.means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

29 “Standby Letter of Credit” means a Letter of Credit issued to support obligations of the Borrower, contingent or otherwise, which finance the working capital and business needs of the Borrower incurred in the ordinary course of business. “Statements” means as is specified in Section 6.6(i) [Financial Statements]. “Subscriber's Agreement” shall mean an agreement executed by each policyholder in a reciprocal/inter-insurance exchange pursuant to which, among other things, the policyholder appoints an attorney-in-fact to act on its behalf in connection with the policyholder's insurance business at the reciprocal/inter-insurance exchange. “Subsidiary”, of any Person, at any time means any corporation, trust, partnership, limited liability company or other business entity (a) of which more than 50% of the outstanding voting securities or other interests normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, or (b) which is Controlled or capable of being Controlled by such Person or one or more of such Person’s Subsidiaries. “Swap” means any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder, other than (a) a swap entered into, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (b) a commodity option entered into pursuant to CFTC Regulation 32.3(a). “Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap which is also a Lender Provided Interest Rate Hedge. “Swingline Loan Commitment” means the Swingline Loan Lender’s commitment to make Swingline Loans to the Borrower pursuant to Section 2.1(b) [Swingline Loan Commitment] hereof in an aggregate principal amount up to Twenty-Five Million and 00/100 Dollars ($25,000,000.00). “Swingline Loan Lender” means PNC, in its capacity as a lender of Swingline Loans, or any successor swingline lender hereunder. “Swingline Loan Note” means the Swingline Loan Note of the Borrower in the form of Exhibit C evidencing the Swingline Loans, together with all amendments, extensions, renewals, replacements, refinancing or refunding thereof in whole or in part. “Swingline Loan Request” means a request for Swingline Loans made in accordance with Section 2.5(b) [Swingline Loan Requests] hereof. “Swingline Loans” means, collectively, and Swingline Loan means, separately, all Swingline Loans or any Swingline Loan made by the Swingline Loan Lender to the Borrower pursuant to Section 2.1(b) [Swingline Loan Commitment] hereof.

30 “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Rate” shall mean, with respect to any amount to which the Term SOFR Rate Option applies, for any Interest Period, the interest rate per annum determined by the Administrative Agent (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) equal to the Term SOFR Reference Rate for a tenor comparable to such Interest Period, as such rate is published by the Term SOFR Administrator on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such Interest Period. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. If the Term SOFR Rate, determined as provided above, would be less than the SOFR Floor, then the Term SOFR Rate shall be deemed to be the SOFR Floor. The Term SOFR Rate shall be adjusted automatically without notice to the Borrower on and as of the first day of each Interest Period. “Term SOFR Rate Loan” means a Loan that bears interest based on the Term SOFR Rate. “Term SOFR Rate Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1(a)(ii) [Revolving Credit Term SOFR Rate Option]. “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “UCC” shall mean the Uniform Commercial Code as in effect in each applicable jurisdiction. “UCP” means as is specified in Section 12.11(a) [Governing Law]. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

31 “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “U.S. Government Securities Business Day” means any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” means as is specified in Section 5.9(g)(ii)(2)(III) [Status of Lenders]. “Valuation Statement” means as is specified in Section 8.15(i) [Valuation Statements]. “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (a) references to the plural include the singular, the plural, the part and the whole and the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (b) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (c) the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole; (d) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (e) reference to any Person includes such Person’s successors and assigns; (f) reference to any agreement, instrument or other document including this Agreement or any other Loan Document, means such agreement, document or other instrument including this Agreement or any other Loan Document, together with the schedules and exhibits hereto or thereto, as amended, modified, replaced,

32 substituted for, superseded or restated from time to time (subject to any restrictions thereon specified in this Agreement or in another applicable Loan Document); (g) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (h) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time (i) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (j) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (k) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document, and (l) unless otherwise specified, all references herein to times of day shall constitute references to Eastern Time. 1.3 Accounting Principles; Changes in GAAP. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Article 9 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Article 9 [Negative Covenants]) shall have the meaning given to such terms (and defined terms) under GAAP, as in effect on the Closing Date applied on a basis consistent with those used in preparing the Statements referred to in Section 6.6(i) [Financial Statements]. Notwithstanding the foregoing, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP, prior to such change therein and (b) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Statements referred to in Section 6.6(i) [Financial Statements] for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. 1.4 BSBY NotificationBenchmark Replacement Notification; Rates. Section 4.4(d) [Benchmark Replacement Setting] of this Agreement provides a mechanism for determining an alternative rate of interest in the event that any Benchmark is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, (a) the continuation of, administration of, submission of or calculation of, or any other matter related to, any Benchmark or any component definition thereof or rates referred to in the definition thereof, or any alternative or successor rate thereto, or replacement rate therefor (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including

33 any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of any Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower or any other person or entity. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.5 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. Section 4.4(d) [Benchmark Replacement Setting] of this Agreement provides a mechanism for determining an alternative rate of interest in the event that the BSBY Screen Rate is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the BSBY Screen Rate or with respect to any alternative or successor rate thereto, or replacement rate therefor. Conforming Changes Relating to BSBY. With respect to the BSBY Screen Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall provide notice to the Borrower and the Lenders each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective. ARTICLE 2 REVOLVING CREDIT AND SWINGLINE LOAN FACILITIES 2.1 Revolving Credit Commitments. (a) Revolving Credit Loans. Subject to the terms and conditions hereof and relying upon the representations and warranties herein specified, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the

34 Closing Date to the Expiration Date; provided that after giving effect to each such Loan (i) the aggregate amount of Revolving Credit Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the outstanding Swingline Loans and Letter of Credit Obligations and (ii) the Revolving Facility Usage shall not exceed the Revolving Credit Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1. (b) Swingline Loan Commitment. Subject to the terms and conditions hereof and relying upon the representations and warranties herein specified and the agreements of the other Lenders specified in Section 2.6 [Making Revolving Credit Loans and Swingline Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swingline Loans] with respect to Swingline Loans, the Swingline Lender may, at its option, cancelable at any time for any reason whatsoever, make Swingline Loans (the “Swingline Loans”) to the Borrower at any time or from time to time after the Closing Date to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of the Swingline Loan Commitment amount, provided that after giving effect to such Swingline Loan (i) the aggregate amount of any Lender’s Revolving Credit Loans plus such Lender’s Ratable Share of the outstanding Swingline Loans and Letter of Credit Obligations shall not exceed such Lender’s Revolving Credit Commitment and (ii) the Revolving Facility Usage shall not exceed the aggregate Revolving Credit Commitments of the Lenders. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1(b). 2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans. Each Lender shall be obligated to fund each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests] in accordance with its Ratable Share. The aggregate of each Lender’s Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the outstanding Swingline Loans and Letter of Credit Obligations. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date. 2.3 Commitment Fees. Accruing for each day from the Closing Date until the Expiration Date (and without regard to whether the conditions to making Revolving Credit Loans are then met), the Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Ratable Share, a nonrefundable commitment fee (the “Commitment Fee”) equal to the Applicable Commitment Fee Rate for such day (computed on the basis of a year of 360 days and actual days elapsed) multiplied by the difference for such day between the amount of (a) the Revolving Credit Commitments minus (b) the Revolving Facility Usage (provided however, that solely in connection with determining the share of each Lender in the Commitment Fee, the Revolving Facility Usage with respect to the portion of the Commitment Fee allocated to the Swingline Lender shall include the full amount of the outstanding Swingline Loans, and with respect to the portion of the Commitment Fee allocated by the Administrative Agent to all of the

35 Lenders other than the Swingline Lender, such portion of the Commitment Fee shall be calculated (according to each such Lender's Ratable Share) as if the Revolving Facility Usage excludes the outstanding Swingline Loans)); provided that no Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such Commitment Fee that otherwise would have been required to have been paid to that Defaulting Lender). Subject to the proviso in the directly preceding sentence, all Commitment Fees shall be payable in arrears on each Payment Date. 2.4 Reduction of Revolving Credit Commitments. The Borrower shall have the right at any time after the Closing Date upon five (5) days' prior written notice to the Administrative Agent to permanently reduce (ratably among the Lenders in proportion to their Ratable Shares) the Revolving Credit Commitments, in a minimum amount of Five Million and 00/100 Dollars ($5,000,000.00), and whole multiples of One Million and 00/100 Dollars ($1,000,000.00), or to terminate completely the Revolving Credit Commitments, without penalty or premium except as hereinafter set forth; provided that any such reduction or termination shall be accompanied by prepayment of the Notes, together with outstanding Commitment Fees, and the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.10 [Indemnity] hereof) to the extent necessary to cause the aggregate Revolving Facility Usage after giving effect to such prepayments to be equal to or less than the Revolving Credit Commitments as so reduced or terminated. Any notice to reduce the Revolving Credit Commitments under this Section 2.4 [Reduction of Revolving Credit Commitments] shall be irrevocable. 2.5 Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests. (a) Revolving Credit Loan Requests; Conversions and Renewals. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Lenders to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Administrative Agent, not later than 10:00 a.m. Eastern Time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to (a) the making of Revolving Credit Loans to which the BSBY Rate OptionTerm SOFR Rate Option applies or (b) the conversion to or the renewal of the BSBY Rate OptionTerm SOFR Rate Option for any Revolving Credit Loans; and (ii) the same Business Day of the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Revolving Credit Loan, of a duly completed request therefor substantially in the form of Exhibit D or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a “Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify the aggregate amount of the proposed Loans comprising each Borrowing Tranche, and, if applicable, the Interest Period, which amounts shall be in (x) integral multiples of Five Hundred Thousand and 00/100 Dollars ($500,000.00) and not less than Two Million and 00/100 Dollars ($2,000,000.00) for each Borrowing Tranche , and, if applicable, the Interest Period, under the BSBY Rate OptionTerm SOFR Rate Option, and (y) not less than the lesser of Two Million and 00/100 Dollars

36 ($2,000,000.00) or the maximum amount available for Borrowing Tranches under the Base Rate Option. (b) Swingline Loan Requests. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Swingline Loan Lender to make Swingline Loans by delivery to the Swingline Loan Lender not later than 12:00 noon on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit E hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a “Swingline Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swingline Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swingline Loan, which shall not be less than $100,000. 2.6 Making Revolving Credit Loans and Swingline Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swingline Loans. (a) Making Revolving Credit Loans. The Administrative Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests], notify the applicable Lenders of its receipt of such Loan Request specifying the information provided by the Borrower and the apportionment among the Lenders of the requested Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. Each Lender shall remit its apportioned share (as provided to it by the Administrative Agent) of the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to Section 7.2 [Each Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m. Eastern Time, on the applicable Borrowing Date; provided that if any Lender fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Lender on such Borrowing Date, and such Lender shall be subject to the repayment obligation in Section 2.6(b) [Presumptions by the Administrative Agent]. (b) Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time of any Loan that such Lender will not make available to the Administrative Agent such Lender’s share of such Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.6(a) [Making Revolving Credit Loans] and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender,

37 the greater of the Effective Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Loans under the Base Rate Option. If such Lender pays its share of the applicable Loan to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (c) Making Swingline Loans. So long as PNC elects to make Swingline Loans, PNC shall, after receipt by it of a Swingline Loan Request pursuant to Section 2.5(b) [Swingline Loan Requests], fund such Swingline Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 4:00 p.m. Eastern Time on the Borrowing Date. A Swingline Loan Note shall, if required by PNC, evidence the Swingline Loans. (d) Repayment of Revolving Credit Loans. The Borrower shall repay the outstanding principal amount of all Revolving Credit Loans, together with all outstanding interest thereon, on the Expiration Date. (e) Borrowings to Repay Swingline Loans. (i) Upon the making of a Swingline Loan (whether before or after the occurrence of a Default or an Event of Default and regardless of whether a settlement has been requested with respect to such Swingline Loan), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from PNC, without recourse or warranty, an undivided interest and participation in such Swingline Loan in proportion to its Ratable Share. PNC may, at its option, exercisable at any time for any reason whatsoever, demand repayment of any or all of the outstanding Swingline Loans, and each Lender shall immediately either (A) make a Revolving Credit Loan in an amount equal to such Lender’s Ratable Share of the aggregate principal amount of the outstanding Swingline Loans with respect to which repayment is demanded, plus, if PNC so requests, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment minus its Ratable Share of Letter of Credit Obligations and minus its Ratable Share of any Swingline Loans not so being repaid or (B) during the continuance of an Insolvency Proceeding or Relief Proceeding with respect to the Borrower, fund such Swingline Loan participations by paying to PNC such Lender’s Ratable Share of the outstanding Swingline Loans. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5(a) [Revolving Credit Loan Requests; Conversions and Renewals] without regard to any of the requirements of that provision. PNC shall provide notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.6(e) and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5(a) [Revolving Credit Loan Requests; Conversions and Renewals] or in Section 7.2 [Each Loan or Letter of Credit] are then satisfied) by the time PNC so requests, which shall not be earlier than 3:00 p.m. Eastern Time on the Business Day next after the date the Lenders receive such notice from PNC.

38 (ii) If any Lender fails to make available to the Administrative Agent for the account of PNC (as the Swingline Loan Lender) any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.6(e) by the time specified in Section 2.6(e)(i), the Swingline Loan Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Loan Lender at a rate per annum equal to the greater of the Effective Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Loan Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan with respect to such prepayment. A certificate of the Swingline Loan Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (ii) shall be conclusive absent manifest error. (f) Reserved. 2.7 Notes. The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans and Swingline Loans made to it by each Lender, together with interest thereon, shall be evidenced by a revolving credit Note, a swing Note and a term Note, dated the Closing Date payable to the order of such Lender in a face amount equal to the Revolving Credit Commitment or Swingline Loan Commitment, as applicable, of such Lender. 2.8 Letter of Credit Subfacility. (a) Issuance of Letters of Credit. The Borrower may at any time prior to the Expiration Date request the issuance of a letter of credit (each, a “Letter of Credit”) for its own account or the amendment or extension of an existing Letter of Credit, by delivering or transmitting electronically to the Issuing Lender (with a copy to the Administrative Agent) a completed application for letter of credit, or request for such amendment or extension, as applicable, in such form as the Issuing Lender may specify from time to time by no later than 10:00 a.m. Eastern Time at least three (3) Business Days, or such shorter period as may be agreed to by the Issuing Lender, in advance of the proposed date of issuance. Each Letter of Credit shall be a Standby Letter of Credit (and may not be a Commercial Letter of Credit). The Borrower shall authorize and direct the Issuing Lender to name the Borrower as the “Applicant” or “Account Party” of each Letter of Credit. Promptly after receipt of any letter of credit application, the Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application and if not, the Issuing Lender will provide the Administrative Agent with a copy thereof. As of the Closing Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder. (i) Unless the Issuing Lender has received notice from any Lender, the Administrative Agent or the Borrower, at least one (1) day prior to the requested date of

39 issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Article 7 [Conditions of Lending and Issuance of Letters of Credit] is not satisfied, then, subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders specified in this Section 2.8, the Issuing Lender or any of the Issuing Lender’s Affiliates will issue the proposed Letter of Credit or agree to such amendment or extension; provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event no event expire later than seven (7) days prior to the Expiration Date and provided, further, that in no event shall (1) the Letter of Credit Obligations exceed, at any one time, Twenty-Five Million and 00/100 Dollars ($25,000,000.00) (the “Letter of Credit Sublimit”) or (2) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrower that it shall be in compliance with the preceding sentence and with Article 7 [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the applicable Issuing Lender will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (ii) Notwithstanding Section 2.8(a)(i), the Issuing Lender shall not be under any obligation to issue any Letter of Credit if (A) any order, judgment or decree of any Official Body or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing the Letter of Credit, or any Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Official Body with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the Issuing Lender with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material to it, (B) the issuance of the Letter of Credit would violate one or more policies of the Issuing Lender applicable to letters of credit generally or (C) any Lender is at that time a Defaulting Lender, unless the Issuing Lender has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Issuing Lender (in its sole discretion) with the Borrower or such Lender to eliminate the Issuer Lender’s actual or potential Fronting Exposure (after giving effect to Section 2.9(a)(iv) [Reallocation of Participations to Reduce Fronting Exposure) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Issuer Lender Obligations as to which the Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. (b) Letter of Credit Fees. The Borrower shall pay (i) to the Administrative Agent for the ratable account of the Lenders a fee (the “Letter of Credit Fee”) equal to the Applicable Margin for Letters of Credit times the daily amount available to be drawn under each Letter of Credit (it being understood and agreed that in no event shall the fee under this subsection (i) in respect of any Letter of Credit be less than the Administrative Agent’s minimum fee in effect

40 from time to time), and (ii) to the Issuing Lender for its own account a fronting fee equal to one hundred twenty-five thousandths of one percent (0.125%) per annum on the daily amount available to be drawn under each Letter of Credit. All Letter of Credit Fees and fronting fees shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable quarterly in arrears on each Payment Date following issuance of each Letter of Credit. The Borrower shall also pay to the Issuing Lender for the Issuing Lender’s sole account the Issuing Lender’s then-in- effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Issuing Lender may generally charge or incur from time to time in connection with the issuance, maintenance, amendment (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. (c) Disbursements, Reimbursement. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. (i) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify the Borrower and the Administrative Agent thereof. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Issuing Lender shall sometimes be referred to as a “Reimbursement Obligation”) the Issuing Lender prior to 12:00 noon on each date that an amount is paid by the Issuing Lender under any Letter of Credit (each such date, a “Drawing Date”) by paying to the Administrative Agent for the account of the Issuing Lender an amount equal to the amount so paid by the Issuing Lender. In the event the Borrower fails to reimburse the Issuing Lender (through the Administrative Agent) for the full amount of any drawing under any Letter of Credit by 12:00 noon on the Drawing Date, the Administrative Agent will promptly notify each Lender thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions specified in Section 7.2 [Each Loan or Letter of Credit] other than any notice requirements. Any notice given by the Administrative Agent or Issuing Lender pursuant to this Section 2.8(c)(i) may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Lender shall upon any notice pursuant to Section 2.8(c)(i) make available to the Administrative Agent for the account of the Issuing Lender an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.8(c) [Disbursements; Reimbursement]) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Lender so notified fails to make available to the Administrative Agent for the account of the Issuing Lender the amount of such Lender’s Ratable Share of such amount by no later than 2:00 p.m. Eastern Time on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (A) at a rate

41 per annum equal to the Effective Federal Funds Rate during the first three (3) days following the Drawing Date and (B) at a rate per annum equal to the rate applicable to Revolving Credit Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent and the Issuing Lender will promptly give notice (as described in Section 2.8(c)(i) above) of the occurrence of the Drawing Date, but failure of the Administrative Agent or the Issuing Lender to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.8(c)(ii). (iii) With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.8(c)(i), because of the Borrower’s failure to satisfy the conditions specified in Section 7.2 [Each Loan or Letter of Credit] other than any notice requirements, or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Lender a borrowing (each a “Letter of Credit Borrowing”) in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Lender’s payment to the Administrative Agent for the account of the Issuing Lender pursuant to this Section 2.8(c) shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing (each, a “Participation Advance”) from such Lender in satisfaction of its participation obligation under this Section 2.8(c). (d) Repayment of Participation Advances. (i) Upon (and only upon) receipt by the Administrative Agent for the account of the Issuing Lender of immediately available funds from the Borrower (A) in reimbursement of any payment made by the Issuing Lender under the Letter of Credit with respect to which any Lender has made a Participation Advance to the Administrative Agent, or (B) in payment of interest on such a payment made by the Issuing Lender under such a Letter of Credit, the Administrative Agent on behalf of the Issuing Lender will pay to each Lender, in the same funds as those received by the Administrative Agent, the amount of such Lender’s Ratable Share of such funds, except the Administrative Agent shall retain for the account of the Issuing Lender the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by the Issuing Lender. (ii) If the Administrative Agent is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of any payment made by the Borrower to the Administrative Agent for the account of the Issuing Lender pursuant to this Section in reimbursement of a payment made under any Letter of Credit or interest or fees thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent for the account of the Issuing Lender the amount of its Ratable Share of any amounts so returned by the Administrative Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Administrative Agent, at a rate per annum equal to the Effective Federal Funds Rate in effect from time to time.

42 (e) Documentation. The Borrower agrees to be bound by the terms of the Issuing Lender’s application and agreement for letters of credit and the Issuing Lender’s written regulations and customary practices relating to letters of credit, though such interpretation may be different from the Borrower’s own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Issuing Lender shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following the Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto. (f) Determinations to Honor Drawing Requests. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit. (g) Nature of Participation and Reimbursement Obligations. Each Lender’s obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.8(c) [Disbursements, Reimbursement], as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Issuing Lender upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.8 under all circumstances, including the following circumstances: (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender or any of its Affiliates, the Borrower or any other Person for any reason whatsoever, or which the Borrower may have against the Issuing Lender or any of its Affiliates, any Lender or any other Person for any reason whatsoever; (ii) the failure of the Borrower or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions specified in Sections 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests], 2.6 [Making Revolving Credit Loans and Swingline Loans; Etc.] or 7.2 [Each Loan or Letter of Credit] or as otherwise specified in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.8(c) [Disbursements, Reimbursement]; (iii) any lack of validity or enforceability of any Letter of Credit; (iv) any claim of breach of warranty that might be made by the Borrower or any Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, cross claim, defense or other right which the Borrower or any Lender may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for

43 whom any such transferee may be acting), the Issuing Lender or its Affiliates or any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or Subsidiaries of the Borrower and the beneficiary for which any Letter of Credit was procured); (v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provision of services relating to a Letter of Credit, in each case even if the Issuing Lender or any of its Affiliates has been notified thereof; (vi) payment by the Issuing Lender or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit; (viii) any failure by the Issuing Lender or any of its Affiliates to issue any Letter of Credit in the form requested by the Borrower, unless the Issuing Lender has received written notice from the Borrower of such failure within three (3) Business Days after the Issuing Lender shall have furnished the Borrower and the Administrative Agent a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice; (ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower or Subsidiaries of the Borrower; (x) any breach of this Agreement or any other Loan Document by any party thereto; (xi) the occurrence or continuance of an Insolvency Proceeding with respect to the Borrower; (xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing; (xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and (xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

44 (h) Liability for Acts and Omissions. As between the Borrower and the Issuing Lender, or the Issuing Lender’s Affiliates, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender shall not be responsible for any of the following, including any losses or damages to the Borrower or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Issuing Lender or its Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of the Borrower against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Lender or its Affiliates, as applicable, including any act or omission of any Official Body, and none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Lender’s or its Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve the Issuing Lender from liability for the Issuing Lender’s gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. Notwithstanding the foregoing, in no event shall the Issuing Lender or its Affiliates be liable to the Borrower for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit. Without limiting the generality of the foregoing, the Issuing Lender and each of its Affiliates (i) may rely on any oral or other communication believed in good faith by the Issuing Lender or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Issuing Lender or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the Laws or practices of the place where

45 such bank is located; and (vi) may settle or adjust any claim or demand made on the Issuing Lender or its Affiliate in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each, an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit. In furtherance and extension and not in limitation of the specific provisions specified above, any action taken or omitted by the Issuing Lender or its Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Issuing Lender or its Affiliates under any resulting liability to the Borrower or any Lender. (i) Issuing Lender Reporting Requirements. Each Issuing Lender shall, on the first Business Day of each month, provide to Administrative Agent and Borrower a schedule of the Letters of Credit issued by it, in form and substance satisfactory to Administrative Agent, showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), and the expiration date of any Letter of Credit outstanding at any time during the preceding month, and any other information relating to such Letter of Credit that the Administrative Agent may request. 2.9 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as specified in the definition of Required Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 10 [Default] or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.2(b) [Set-off] shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or Swingline Loan Lender hereunder; third, to Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 5.12 [Cash Collateral]; fourth, as the Borrower may request (so long as no Potential Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this

46 Agreement and (y) Cash Collateralize the Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 5.12 [Cash Collateral]; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or Swingline Loan Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or Swingline Loan Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Potential Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Borrowing in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions specified in Section 7.2 [Each Loan or Letter of Credit] were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Borrowing owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments under the applicable Facility without giving effect to Section 2.9(a)(iv) [Reallocation of Participation to Reduce Fronting Exposure]. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.9(a)(ii) [Defaulting Lender Waterfall] shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (1) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (2) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Ratable Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 5.12 [Cash Collateral]. (3) With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay

47 to each Issuing Lender and Swingline Loan Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swingline Loan Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Ratable Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Facility Usage of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 12.12 [Acknowledgement and Consent to Bail-In of Affected Financial Institutions], no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under Law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Loan Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures specified in Section 5.12 [Cash Collateral]. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and each Swingline Loan Lender and Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions specified therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable Facility (without giving effect to Section 2.9(a)(iv) [Reallocation of Participations to Reduce Fronting Exposure], whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Loan Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) no Issuing Lender shall be required to issue, extend, renew or increase

48 any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 2.10 Reserved. 2.11 Valuation Statements. Unless the Borrower is delivering daily Valuation Statements at such time pursuant to Section 8.15(i) [Valuation Statements], prior to any Revolving Credit Loan Request (excluding, however, the renewal or conversion of the Interest Rate Option applicable to any existing Revolving Credit Loans), Swing Loan Request or request for a Letter of Credit (excluding, however, the renewal of any outstanding Letter of Credit), the Borrower must deliver to the Administrative Agent a Valuation Statement calculated as of the most recent Business Day prior to the date of such request. ARTICLE 3 [RESERVED] ARTICLE 4 INTEREST RATES 4.1 Interest Rate Options. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or BSBY Rate OptionTerm SOFR Rate Option specified below applicable to the Revolving Credit Loans or the Swingline Loans, respectively, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than 6 Borrowing Tranches of Revolving Credit Loans; provided further that if an Event of Default exists and is continuing, the Borrower may not request, convert to, or renew the BSBY Rate Option for any Loans and the Required Lenders may demand that all existing Borrowing Tranches bearing interest under the BSBY Rate Option shall be converted immediately to the Base Rate Option, subject to the obligation of the Borrower to pay any indemnity under Section 5.10 [Indemnity] in connection with such conversion. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate.then for so long as such Event of Default is continuing, (i) no outstanding Borrowing Tranche may be converted to, or continued as, a Term SOFR Rate Loan and (ii) Required Lenders may demand that each Term SOFR Rate Loan be automatically converted to a Base Rate Loan immediately, subject to the obligation of the Borrower to pay any indemnity under Section 5.10 [Indemnity] in connection with any such conversion, or at the end of the applicable Interest Period. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate. The applicable Base Rate or Term SOFR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (a) Revolving Credit Interest Rate Options. The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

49 (i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or (ii) Revolving Credit BSBY Rate OptionTerm SOFR Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the BSBY Term SOFR Rate as determined for each applicable Interest Period plus the Applicable MarginSOFR Adjustment for the applicable Interest Period plus the Applicable Margin. (b) Swingline Loan Interest Rate. Only the Base Rate Option applicable to Revolving Credit Loans shall apply to the Swingline Loans. (c) Rate Quotations. The Borrower may call the Administrative Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made. 4.2 Interest Periods. Conforming Changes Relating to the Term SOFR Rate. With respect to the Term SOFR Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, the Administrative Agent shall provide notice to the Borrower and the Lenders of each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective. At any time when the Borrower shall select, convert to or renew a BSBY Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such BSBY Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a BSBY Rate Option: (a) Amount of Borrowing Tranche. Each Borrowing Tranche of Loans under the BSBY Rate Option shall be in integral multiples of, and not less than, the respective amounts specified in Section 2.5(a) [Revolving Credit Loan Requests; Conversions and Renewals]; and (b) Renewals. In the case of the renewal of a BSBY Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day. 4.3 Interest After Default . To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived, at the

50 discretion of the Administrative Agent or upon written demand by the Required Lenders to the Administrative Agent: (a) Letter of Credit Fees, Interest Rate. The Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.8(b) [Letter of Credit Fees] or Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; (b) Other Obligations. Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable to Revolving Credit Loans under the Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable until the time such Obligation is paid in full; and (c) Acknowledgment. The Borrower acknowledges that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent. 4.4 BSBY Rate Unascertainable; Increased Costs; Illegality; Benchmark Replacement Setting. (a) Unascertainable; Increased Costs. If, on or prior to the first day of an Interest Period: at any time: (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that (x) BSBY Rate cannot be determined because it is not available or published on a current basis; (y) adequate and reasonable means do not otherwise exist for determining any requested Interest Periods with respect to an existing or proposed BSBY Rate Loan; or (z) a fundamental change has occurred which has materially and adversely affected the market relating to the BSBY Rate (including, without limitation, changes in national or international financial, political or economic conditions)that Term SOFR Rate cannot be determined pursuant to the definition thereof; or, (i) (ii) the Required Lenders determine that for any reason in connection with any request for a BSBY Term SOFR Rate Loan or a conversion thereto or a continuation thereof that the BSBY Term SOFR Rate for any requested Interest Period with respect to a proposed BSBY Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding , establishing or maintaining such Loan during the applicable Interest Period, and the Required Lenders have provided notice of such determination to the Administrative Agent,such Loan, (ii) then the Administrative Agent shall have the rights specified in Section 4.4(c) [Administrative Agent’s and Lender’s Rights].

51 (b) Illegality. If at any time any Lender shall have determined, or any Official Body shall have asserted, that the making, maintenance or funding of any BSBY Term SOFR Rate Loan, or the determination or charging of interest rates based on the Term SOFR Rate, has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), then the Administrative Agent shall have the rights specified in Section 4.4(c) [Administrative Agent’s and Lender’s Rights]. (c) Administrative Agent’s and Lender’s Rights. In the case of any event specified in Section 4.4(a) [Unascertainable; Increased Costs] above, the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 4.4(b) [Illegality] above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (i) the Lenders, in the case of such notice given by the Administrative Agent, or (ii) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or, renew a BSBYor continue a Term SOFR Rate Loan shall be suspended (to the extent of the affected BSBYTerm SOFR Rate Loan or Interest Periods) until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time theUpon a determination by Administrative Agent makes a determination under Section 4.4(a) [Unascertainable; Increased Costs] and, (i) if the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a BSBYTerm SOFR Rate Option and the BSBYTerm SOFR Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of thea Base Rate Option otherwise available with respect to such LoansLoan, and (ii) any outstanding affected Term SOFR Rate Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. If any Lender notifies the Administrative Agent of a determination under Section 4.4(b) [Illegality], the Borrower shall, subject to the Borrower’s indemnification Obligations under Section 5.10 [Indemnity], as to any Loan of the Lender to which a BSBYTerm SOFR Rate Option applies, on the date specified in such notice either convert such Loan to thea Base Rate OptionLoan otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.2 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to thea Base Rate Option otherwise available with respect to such Loan upon such specified date. (d) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any agreement executed in connection with an Interest Rate Hedge shall be deemed not to be a “Loan Document” for purposes of this Section titled “Benchmark Replacement Setting”), if a Benchmark Transition Event hasand its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (xA) if a Benchmark

52 Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (yB) if a Benchmark Replacement is determined in accordance with clause (32) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation anduse, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, and (CB) the effectiveness of any Conforming Changes, (D) in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (iv) below and (E)y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document except, in each case, as expressly required pursuant to this Section. (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (iA) if the then-current Benchmark is a term rate or based on a term rate and either (AI) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (BII) the regulatory

53 supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will no longer be compliant with, or the administration of such Benchmark fails to be aligned with, the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarksnot be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-compliant or non-aligned or non- representative tenor; and (iiB) if a tenor that was removed pursuant to clause (iA) above either (AI) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (BII) is not, or is no longer, subject to an announcement that it is not or will no longer be compliant with, or the administration of such Benchmark fails to be aligned with, the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarksnot be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the Borrower may revoke any pending request for a Loan bearing interest based on the then-currentor with reference to such Benchmark, or conversion to or continuation of Loans bearing interest based on the then-currentor with reference to such Benchmark to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Base Rate Loan of or conversion to Loans bearing interest under thea Base Rate OptionLoan. During anya Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (vi) Definitions. As used in this Section: “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-currentif such Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable,interest period pursuant to this Agreement as of such date. For and not including, for the avoidance of doubt, the Available Tenor for the Daily BSBY Floating Rate is one monthany tenor of such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (iv) of this Section. “Benchmark” means, initially, the BSBY ScreenTerm SOFR Reference Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date havehas occurred with respect to the BSBY Screen Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark

54 Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to this Section. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means, with respect to any Benchmark Transition Event, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment; (2)(1) the sum of: (A) Daily Simple SOFR and (B) the related Benchmark ReplacementSOFR Adjustment; (3)(2) the sum of (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided; further that if the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) abovethe foregoing would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; and provided further, that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement , the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower, giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or

55 determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the applicable amount(s) set forth below: (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time; provided that, if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be the Available Tenor that has approximately the same length (disregarding business day adjustments) as the payment period for interest calculated with reference to such Unadjusted Benchmark Replacement. “Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be at the end of an Interest Period and no later than the earliest to occur of the following events with respect to the then- current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the later of (a)date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein and (b) the date specified by the administrator of such Benchmark or a Governmental Authority having jurisdiction over the

56 Administrative Agent or such administrator on which the Benchmark is or will no longer be compliant with, or the administration of such Benchmark fails to be aligned with, the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; or; (3) in the case of clause (4) of the definition of “Benchmark Transition Event,” the first Business Day following the fifth (5th) consecutive Business Day that all Available Tenors of such Benchmark are not published. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii)if such Benchmark is a term rate or is based on a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clausesclause (1), or (2) and (3) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to anythe then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof), announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark, (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by an Official Body having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve SystemBoard, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is

57 a term rate or is based on a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of thesuch Benchmark (or a Governmental Authoritythe published component used in the calculation thereof) or an Official Body having jurisdiction over the Administrative Agent or such administrator has made a public statement identifying a specific date after whichannouncing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of the Benchmark are or will no longer be compliant with, or the administration of all Available Tenors of the Benchmark fails to be aligned with, the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; orsuch Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. (4) all Available Tenors of the Benchmark are not published by the administrator of such Benchmark for five (5) consecutive Business Days and such failure is not the result of a temporary moratorium, embargo or disruption declared by the administrator of such Benchmark or by the regulatory supervisor for the administrator of such Benchmark “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 4.4(d) titled “Benchmark Replacement Setting” and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 4.4(d) titled “Benchmark Replacement Setting.” “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

58 “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the BSBY Term SOFR Rate or, if no floor is specified, zero. “Reference Time” means, with respect to any setting of the then-current Benchmark, the time determined by the Administrative Agent in its reasonable discretion. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or any successor thereto. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time). “Term SOFR” means, for the applicable Corresponding Tenor, the forward- looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. 4.5 Selection of Interest Rate Options. If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the BSBY Rate OptionTerm SOFR Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.22.5 [Revolving Credit Loan Requests; Loan Conversions and Renewals; Swingline Loan RequestsInterest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, as applicable to Revolving Credit Loans commencing upon the last day of the existing Interest Period. If the Borrower provides any Loan Request related to a Loan at the BSBY Rate OptionTerm SOFR Rate Option but fails to identify an Interest Period therefor, such Loan Request shall be deemed to request an Interest Period of one (1) month. Any Loan Request that fails to select an Interest Rate Option shall be deemed to be a request for the Base Rate Option.

59 ARTICLE 5 PAYMENTS; TAXES; YIELD MAINTENANCE 5.1 Payments. All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent’s Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m. Eastern Time on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or, subject to Section 5.9 [Taxes] herein, other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of the Swingline Loan Lender with respect to the Swingline Loans and for the ratable accounts of the Lenders with respect to the Revolving Credit Loans in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Lenders in immediately available funds; provided that in the event payments are received by 11:00 a.m. Eastern Time by the Administrative Agent with respect to the Loans and such payments are not distributed to the Lenders on the same day received by the Administrative Agent, the Administrative Agent shall pay the Lenders interest at the Effective Federal Funds Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders. The Administrative Agent’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement. 5.2 Voluntary Prepayments. (a) Right to Prepay. The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.13 [Replacement of a Lender] below, in Section 5.8 [Increased Costs] and Section 5.10 [Indemnity]). Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. Eastern Time at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans that bear interest at the Base Rate Option and at least three (3) Business Days in the case of Loans bearing interest at the BSBY Rate OptionTerm SOFR Rate Option, or no later than 1:00 p.m. Eastern Time on the date of prepayment of Swingline Loans, setting forth the following information: (i) the date, which shall be a Business Day, on which the proposed prepayment is to be made; (ii) a statement indicating the application of the prepayment between the Revolving Credit Loans and Swingline Loans; (iii) a statement indicating the application of the prepayment between Loans to which the Base Rate Option applies and Loans to which the BSBY Rate OptionTerm SOFR Rate Option applies; and (iv) the total principal amount of such prepayment, which shall not be less than the lesser of (A) the Revolving Facility Usage or (B) One Hundred Thousand and

60 00/100 Dollars ($100,000.00) for any Swing Loan or Two Million and 00/100 Dollars ($2,000,000.00) for any Revolving Credit Loan. All prepayment notices shall be irrevocable; provided that any such notice may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked or postponed by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied or (at option of the Borrower) waived. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.4(c) [Administrative Agent’s and Lender’s Rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied (1) first to Loans to which the Base Rate Option applies, then to Term SOFR Loans to which the BSBY Rate Option applies. Any prepayment hereunder shall be subject to the Borrower’s Obligation to indemnify the Lenders under Section 5.10 [Indemnity]. 5.3 Reserved. 5.4 Pro Rata Treatment of Lenders. Each borrowing of Revolving Credit Loans shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees and Letter of Credit Fees (but excluding the Administrative Agent’s Fee and the Issuing Lender’s fronting fee) shall (except as otherwise may be provided with respect to a Defaulting Lender and except as provided in Sections 4.4(c) [Administrative Agent’s and Lender’s Rights] in the case of an event specified in Section 4.4 [BSBY Rate Unascertainable; Etc.], 5.13 [Replacement of a Lender] or 5.8 [Increased Costs]) be payable ratably among the Lenders entitled to such payment in accordance with the amount of principal, interest, Commitment Fees and Letter of Credit Fees, as specified in this Agreement. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swingline Loans shall be made by or to the Swingline Loan Lender according to Section 2.6.(e) [Borrowings to Repay Swingline Loans]. 5.5 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff, counterclaim or banker’s lien or other any right, by receipt of voluntary payment, by realization upon security, or by any other non-pro rata source, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than the pro-rata share of the amount such Lender is entitled thereto, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

61 (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid by the Lender or the holder making such purchase; and (ii) the provisions of this Section 5.5 shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of the Loan Documents or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or Participation Advances to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. 5.6 Administrative Agent’s Clawback. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender, prior to the proposed date of any Borrowing Tranche of Loans that such Lender will not make available to the Administrative Agent such Lender’s Ratable Share, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.6 (a) [Making Revolving Credit Loans] and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing Tranche of Loans available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Effective Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Loans under the Base Rate Option. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing Tranche of Loans to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing Tranche of Loans. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender

62 hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Effective Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. 5.7 Interest Payment Dates. Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on each Payment Date. Interest on Loans to which the BSBY Rate OptionTerm SOFR Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Monthsmonths, also on the 90th dayat the end of each three month period during of such Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Expiration Date, upon acceleration or otherwise). Interest shall be computed to, but excluding, the date payment is due. 5.8 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the BSBY Rate or the Daily BSBY Floating Rate) or the Issuing Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender, the Issuing Lender or the relevant market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, the Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Issuing Lender or other Recipient hereunder

63 (whether of principal, interest or any other amount) then, upon request of such Lender, the Issuing Lender or other Recipient, the Borrower will pay to such Lender, the Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any Lending Office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section (including the calculation thereof in reasonable detail) and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof). 5.9 Taxes. (a) Issuing Lender. For purposes of this Section 5.9, the term “Lender” includes the Issuing Lender and the term “applicable Law” includes FATCA.

64 (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Official Body in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.9) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Official Body in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.9) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.8(a) [Successors and Assigns Generally] relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.9(e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to an Official Body pursuant to this Section 5.9, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Official Body

65 evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation specified in Section 5.9(g)(ii)(1), (ii)(2) and (ii)(4) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (1) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (2) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E (or W-8BEN if applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN if applicable) establishing an exemption from, or reduction of,

66 U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) executed originals of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W- 8BEN-E (or W-8BEN if applicable); or (IV) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN if applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (3) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (4) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and

67 the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.9 (including by the payment of additional amounts pursuant to this Section 5.9), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.9 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Official Body with respect to such refund). Such indemnifying party, upon the request of such indemnified party incurred in connection with obtaining such refund, shall repay to such indemnified party the amount paid over pursuant to this Section 5.9(h) (plus any penalties, interest or other charges imposed by the relevant Official Body) in the event that such indemnified party is required to repay such refund to such Official Body. Notwithstanding anything to the contrary in this Section 5.9(h)), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.9(h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 5.9 shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations. 5.10 Indemnity. In addition to the compensation or payments required by Section 5.8 [Increased Costs] or Section 5.9 [Taxes], the Borrower shall indemnify each Lender against all liabilities, losses or expenses (including loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract) which such Lender sustains or incurs as a consequence of any: (a) payment, prepayment, conversion or renewal of any Loan to which a BSBY Rate OptionTerm SOFR Rate Option applies on a day other than the last day of the corresponding

68 Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due); or (b) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.2 [Voluntary Prepayments] or failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Loan under the Base Rate Option on the date or in the amount notified by the Borrower, or (c) any assignment of a Loan under the BSBY Rate OptionTerm SOFR Rate Option on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 5.13 [Replacement of a Lender]. If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall specify in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given. This Section 5.10 shall not apply with respect to Taxes other than any Taxes that represent liabilities, losses, claims, damages, etc. or expenses arising from any non-Tax claim. 5.11 Settlement Date Procedures. In order to minimize the transfer of funds between the Lenders and the Administrative Agent, the Borrower may borrow, repay and reborrow Swingline Loans and the Swingline Loan Lender may make Swingline Loans as provided in Section 2.1(b) [Swingline Loan Commitments] hereof during the period between Settlement Dates. The Administrative Agent shall notify each Lender of its Ratable Share of the total of the Revolving Credit Loans and the Swingline Loans (each, a “Required Share”). On such Settlement Date, each Lender shall pay to the Administrative Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Administrative Agent shall pay to each Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. The Administrative Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.11 shall relieve the Lenders of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.1(b) [Swingline Loan Commitment]. The Administrative Agent may at any time at its option for any reason whatsoever require each Lender to pay immediately to the Administrative Agent such Lender’s Ratable Share of the outstanding Revolving Credit Loans and each Lender may at any time require the Administrative Agent to pay immediately to such Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans.

69 5.12 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or the Issuing Lender (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.9(a)(iv) [Reallocation of Participations to Reduce Fronting Exposure] and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Obligations, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Lender as herein provided or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 5.12 or Section 2.9 [Defaulting Lender] in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 5.12 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and the Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 2.9 [Defaulting Lenders] the Person providing Cash Collateral and the Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to Section 5.12(a) above. 5.13 Replacement of a Lender. If any Lender requests compensation under Section 5.8 [Increased Costs], or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes] and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 5.14 [Designation of a Different Lending Office], or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions

70 contained in, and consents required by, Section 12.8 [Successors and Assigns]), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.8 [Increased Cost] or Section 5.9 [Taxes]) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.8 [Successors and Assigns]; (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letter of Credit Borrowings, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.10 [Indemnity]) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 5.8 [Increased Costs] or payments required to be made pursuant to Section 5.9 [Taxes], such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Law; and (e) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 5.14 Designation of a Different Lending Office. If any Lender requests compensation under Section 5.8 [Increased Costs], or the Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes], then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.8 [Increased Costs] or Section 5.9 [Taxes], as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

71 ARTICLE 6 REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Administrative Agent and each of the Lenders as follows: 6.1 Organization and Qualification; Power and Authority; Compliance With Laws; Title to Properties; Event of Default. (i) The Borrower is a corporation duly organized validly existing and in good standing under the laws of its jurisdiction of organization, (ii) reserved, (iii) the Borrower has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct, (iv) the Borrower is duly licensed or qualified and in good standing as of the Closing Date in each jurisdiction listed on Schedule 6.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, (v) the Borrower has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, (vi) the Borrower has full power to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part, (vii) the Borrower is in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.14 [Environmental Matters]) in all jurisdictions in which the Borrower and any Subsidiary of the Borrower is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change, and (viii) the Borrower has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens. No Event of Default or Potential Default exists or is continuing. The Borrower is not an EEA Financial Institution. 6.2 Borrower; Subsidiaries and Owners; Investment Companies. Schedule 6.2 states (i) the name of each of the Borrower's Subsidiaries (if any), its jurisdiction of organization and the amount, percentage and type of equity interests in such Subsidiary (the “Subsidiary Equity Interests”), and (ii) any options, warrants or other rights outstanding to purchase any such equity interests referred to in clause (i) (collectively, the “Equity Interests”). The Borrower and each Subsidiary of the Borrower has good and marketable title to all of the Subsidiary Equity Interests it purports to own, free and clear in each case of any Lien and all such Subsidiary Equity Interests have been validly issued and are (to the extent such concepts are applicable) fully paid and nonassessable. Neither the Borrower nor any of its Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control". 6.3 Validity and Binding Effect. This Agreement and each of the other Loan Documents (i) has been duly and validly executed and delivered by the Borrower, and (ii) constitutes, or will constitute, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

72 6.4 No Conflict; Material Agreements; Consents. Neither the execution and delivery of this Agreement or the other Loan Documents by the Borrower, nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, Subscriber's Agreement or other organizational documents of the Borrower or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is bound or to which the Borrower is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of the Borrower or any of its Subsidiaries (other than Liens granted under the Loan Documents). There is no default under any such material agreement of the Borrower (referred to above) and neither the Borrower nor any of its Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organizational document, or any requirement of Law which could reasonably be expected to result in a Material Adverse Change. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents. 6.5 Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of an Authorized Officer of the Borrower, threatened in writing against the Borrower or any Subsidiary of the Borrower at law or in equity before any Official Body which individually or in the aggregate could reasonably be expected to result in any Material Adverse Change. Neither the Borrower nor any Subsidiaries of the Borrower is in violation of any order, writ, injunction or any decree of any Official Body which could reasonably be expected to result in any Material Adverse Change. 6.6 Financial Statements. (i) The Borrower has delivered to the Administrative Agent copies of its consolidated balance sheet and statements of income, stockholders equity and cash flows for and as of the end of the fiscal year ended June 30, 2021 (including, without limitation, the provisions made therein for Investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) reported on by Ernst & Young LLP, independent accountants. In addition, the Borrower has delivered to the Administrative Agent copies of its consolidated balance sheet and statements of income, stockholders equity and cash flows for the fiscal year to date and as of the end of the fiscal quarter ended September 30, 2021 certified by its chief financial officer (all such consolidated balance sheet and statements of income, stockholders equity and cash flows being collectively referred to as the “Statements”). The Statements were compiled from the books and records maintained by the Borrower's management, fairly represent in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as of the respective dates thereof and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP, consistently applied, subject (in the case of the Interim Statements) to normal year-end audit adjustments and absence of footnotes.

73 (ii) Neither the Borrower nor any Subsidiary of the Borrower has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary of the Borrower which could reasonably be expected to cause a Material Adverse Change. Since December 31, 20202023, no Material Adverse Change has occurred. (iii) Reserved. (iv) Reserved. (v) The marketable securities and short term Investments reflected in the Statements are valued at cost, amortized cost or market value, as required by GAAPapplicable Law. 6.7 Margin Stock. Neither the Borrower nor any Subsidiaries of the Borrower engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. Neither the Borrower nor any Subsidiary of the Borrower holds or intends to hold margin stock in such amounts that more than thirty-five percent (35%) of the reasonable value of the assets of the Borrower or any Subsidiary of the Borrower are or will be represented by margin stock. 6.8 Full Disclosure. Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents when furnished to the Administrative Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made and taken as a whole, not misleading. There is no fact known to the Borrower which materially adversely affects the business, property, assets, financial condition or, results of operations or prospects of the Borrower or any Subsidiary of the Borrower which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Lenders in connection with the transactions contemplated hereby. 6.9 Taxes. Except as set forth on Schedule 6.9, all federal, state premium, material local and other material tax returns required to have been filed with respect to the Borrower and each Subsidiary of the Borrower have been filed, and payment or adequate provision has been made for the payment of all material taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP, shall have been made.

74 6.10 Patents, Trademarks, Copyrights, Licenses, Etc. The Borrower and each Subsidiary of the Borrower owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by the Borrower or Subsidiary, without known possible, alleged or actual conflict with the rights of others which could reasonably be expected to result in a Material Adverse Change. 6.11 Liens in the Collateral. The Liens in the Collateral granted to the Administrative Agent for the benefit of the Lenders pursuant to the Pledge Agreement constitute and will continue to constitute Prior Security Interests. All filing fees and other expenses in connection with the perfection of such Liens have been or will be paid by the Borrower. 6.12 Insurance. The properties of the Borrower and each of its Subsidiaries are insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers, including self-insurance to the extent customary. 6.13 ERISA Compliance. (a) Each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws. Each Pension Plan that is intended to qualify under Section 401(a) of the Code has received from the IRS a favorable determination or opinion letter, which has not by its terms expired, that such Pension Plan is so qualified, or such Pension Plan is entitled to rely on an IRS advisory or opinion letter with respect to an IRS-approved master and prototype or volume submitter plan, or a timely application for such a determination or opinion letter is currently being processed by the IRS with respect thereto; and, to the best knowledge of an Authorized Officer of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Borrower and each member of the ERISA Group have made all required contributions to each Pension Plan subject to Sections 412 or 430 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Sections 412 or 430 of the Code has been made with respect to any Pension Plan. (b) There are no pending or, to the knowledge of an Authorized Officer of the CompanyBorrower, threatened in writing claims, actions or lawsuits, or action by any Official Body, with respect to any Pension Plan that could reasonably be expected to result in a Material Adverse Change. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan that has resulted or could reasonably be expected to result in a Material Adverse Change. (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any unfunded pension liability (i.e., excess of benefit liabilities over the current value of that Pension Plan’s assets, determined pursuant to the assumptions used for funding the Pension Plan for the applicable plan year in accordance with Section 430 of the Code); (iii) neither Borrower nor any member of the ERISA Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither Borrower nor any member of the ERISA Group has incurred, or reasonably expects to incur, any liability (and no event has occurred which,

75 with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA, with respect to a Multiemployer Plan; (v) neither Borrower nor any member of the ERISA Group has received notice pursuant to Section 4242(a)(1)(B) of ERISA that a Multiemployer Plan is in reorganization and that additional contributions are due to the Multiemployer Plan pursuant to Section 4243 of ERISA; (vi) neither Borrower nor any member of the ERISA Group has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA; and (vii) no Pension Plan or Multiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and, to the knowledge of an Authorized Officer of the CompanyBorrower, no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan or Multiemployer Plan. 6.14 Environmental Matters. The Borrower is and, to the knowledge of the each Authorized Officer of the Borrower and each of its Subsidiaries is and has been in compliance with applicable Environmental Laws except as disclosed on Schedule 6.14; provided that such matters so disclosed could not reasonably be expected in the aggregate to result in a Material Adverse Change 6.15 Solvency. Before and after giving effect to the initial Loans hereunder, the Borrower is and will be Solvent. 6.16 Sanctions and other Anti-TerrorismInternational Trade Laws. Each Covered Entity, and its directors and officers, and any employee, agent, or affiliate acting on behalf of such Covered Entity in connection with this Agreement: (a) is not a Sanctioned Person; (b) does not do any business in or with, or derive any of its operating income from direct or indirect investments in or transactions involving, any Sanctioned Jurisdiction or Sanctioned Person; and (c) is not in violation of, and has not, during the past five (5) years, directly or indirectly, taken any act that could cause any Covered Entity to be in violation of applicable International Trade Laws. Each Covered Entity has instituted and maintains policies and procedures reasonably designed to ensure compliance with applicable International Trade Laws. The Borrower represents and warrants that no pledged Collateral qualifies as Blocked Property.No: (a) Covered Entity, nor any employees, officers, directors, affiliates, consultants, brokers, or agents acting on a Covered Entity’s behalf in connection with this Agreement: (i) is a Sanctioned Person; (ii) directly, or indirectly through any third party, is engaged in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, or any transactions or other dealings that otherwise are prohibited by any Anti-Terrorism Laws; (b) Collateral is Embargoed Property. 6.17 Anti-Corruption Laws. Each Covered Entity, and its directors and officers, and any employee, agent, or affiliate acting on behalf of such Covered Entity in connection with this Agreement, is not in violation of any Anti-Corruption Law. Each Covered Entity has instituted and maintains policies and procedures reasonably designed to ensure compliance with Anti- Corruption Laws.Each Covered Entity has (a) conducted its business in compliance with all Anti- Corruption Laws and (b) has instituted and maintains policies and procedures designed to ensure compliance with such Laws. 6.18 Reserved.

76 6.19 Updates to Schedules. Should any of the information or disclosures on any of the following Schedules attached hereto be outdated or incorrect in any material respect as of the date on which Borrower delivers its Compliance Certificate for each fiscal quarter end pursuant to Section 8.15(a) [Certificate of the Borrower], Borrower shall deliver an amended and restated form of such Schedule together with such Compliance Certificate: Schedule 6.1 - Qualifications to do Business Schedule 6.2 - Subsidiaries Schedule 6.14 - Environmental Matters provided, however, that Schedule 6.14 shall not be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of Schedule 6.14 be deemed to have been cured thereby, unless and until the Required Lenders, in their sole and absolute discretion, shall accept in writing such revisions or updates to Schedule 6.14. ARTICLE 7 CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT The obligation of each Lender to make Loans and of the Issuing Lender to issue Letters of Credit hereunder is subject to the performance by the Borrower of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions: 7.1 Initial Loans and Letters of Credit. (a) Deliveries. On the Closing Date, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent: (i) A certificate of the Borrower signed by an Authorized Officer, dated the Closing Date stating that the Borrower is in compliance with its representations, warranties, covenants and conditions hereunder and no Event of Default or Potential Default exists and no Material Adverse Change has occurred since the date of the last annual Statement of the Borrower delivered to the Administrative Agent; (ii) A certificate dated the Closing Date and signed by an Authorized Officer, certifying as to: (a) the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures; (b) copies of its organizational documents as in effect on the Closing Date, to the extent applicable, certified as of a sufficiently recent date prior to the Closing Date by the appropriate state official where such documents are filed in a state office; and (c) a copy of the Subscriber's Agreement; (iii) A good standing certificate for the Borrower, dated not more than sixty (60) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of the Borrower’s jurisdiction of organization; (iv) This Agreement and each of the other Loan Documents signed by an Authorized Officer and all appropriate Statements;

77 (v) A duly completed Valuation Statement calculated as of the Closing Date; (vi) A written opinion of counsel for the Borrower, dated the Closing Date; (vii) Evidence that (a) no litigation, investigation or proceeding before or by any arbitrator or other Official Body shall be continuing or threatened against the Borrower or against the officers or directors of the Borrower (1) in connection with this Agreement, the other Loan Documents or any of the transactions contemplated hereby or thereby and which, in the reasonable opinion of the Administrative Agent, is deemed material or (2) which could, in the reasonable opinion of the Administrative Agent, result in a Material Adverse Change; and (b) no injunction, writ, restraining order or other order of any nature materially adverse to the Borrower or the conduct of its business shall have been issued by any Official Body; (viii) All material consents required to effectuate the transactions contemplated hereby; (ix) Evidence acceptable to the Administrative Agent that adequate insurance required to be maintained under this Agreement is in full force and effect; (x) Lien searches in acceptable scope and with acceptable results; (xi) Evidence that the Borrower has received all authorizations, licenses and permits necessary for the operation of the Borrower's business; (xii) The Administrative Agent and each Lender shall have received such information and documentation as may reasonably be requested by the Administrative Agent or any Lender from time to time for purposes of compliance by the Administrative Agent and such Lender with applicable laws (including without limitation the USA Patriot Act or other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by the Administrative Agent or such Lender to comply therewith; (xiii) The Administrative Agent and each Lender shall have received, in form and substance acceptable to the Administrative Agent and each Lender such documentation and other information requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and (xiv) Such other documents in connection with such transactions as the Administrative Agent or its counsel may reasonably request. (b) Payment of Fees. The Borrower shall have paid all fees and expenses payable on or before the Closing Date as required by this Agreement, the Administrative Agent’s Letter or any other Loan Document.

78 Without limiting the generality of the provisions of the last paragraph of Section 11.3 [Exculpatory Provisions], for purposes of determining compliance with the conditions specified in this Section 7.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 7.2 Each Loan or Letter of Credit. At the time of making any Loans or issuing, extending or increasing any Letters of Credit and after giving effect to the proposed extensions of credit: the representations, warranties and covenants of the Borrower shall then be true in all respects (in the case of any representation, warranty or covenant containing a materiality modification) or in all material respects (in the case of any representation, warranty or covenant not containing a materiality modification) and no Event of Default or Potential Default shall have occurred and be continuing; the making of the Loans or issuance, extension or increase of such Letter of Credit shall not contravene any Law applicable to the Borrower or any Subsidiary of the Borrower or any of the Lenders; and the Borrower shall have delivered to the Administrative Agent a duly executed and completed Loan Request or to the applicable Issuing Lender an application for a Letter of Credit, as the case may be. ARTICLE 8 AFFIRMATIVE COVENANTS The Borrower hereby covenants and agrees that until the Facility Termination Date, the Borrower shall comply at all times with the following covenants: 8.1 Preservation of Existence, Etc. The Borrower shall maintain its legal existence as a corporation domiciled in the Commonwealth of Pennsylvania. The Borrower shall maintain its license or qualification and good standing in the Commonwealth of Pennsylvania, and its license or qualification and good standing in each other jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary and shall cause each of its Subsidiaries to maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 9.6 [Liquidations, Mergers, Consolidations, Acquisitions]. 8.2 Payment of Liabilities, Including Taxes, Etc. The Borrower shall, and shall cause each of its Subsidiaries to, duly pay and discharge all material liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all material taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP, shall have been made.

79 8.3 Maintenance of Insurance. The Borrower shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary. 8.4 Maintenance of Properties and Leases. The Borrower shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, the Borrower will make or cause to be made all appropriate repairs, renewals or replacements thereof. 8.5 Visitation Rights. The Borrower shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Lendersthe Administrative Agent may reasonably request, provided that, so long as no Event of Default has occurred and is continuing, only one such visit or inspection shall be permitted in any fiscal year, the Borrower shall only be required to pay for one such visit or inspection in any fiscal year, only the Administrative Agent, on behalf of the Lenders, may exercise the rights of the Administrative Agent and Lenders under this Section 8.5 and the Administrative Agent shall provide the Borrower with reasonable notice and during normal business hours prior to any visit or inspection. 8.6 Keeping of Records and Books of Account. The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs. 8.7 Compliance with Laws; Use of Proceeds. The Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects; provided that it shall not be deemed to be a violation of this Section 8.7 [Compliance with Laws; Use of Proceeds] if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change. The Borrower will use the Letters of Credit and the proceeds of the Loans only (a) to provide working capital to the Borrower and its Subsidiaries and (b) for general corporate purposes of the Borrower and its Subsidiariesonly in accordance with Section 2.8 [Use of Proceeds] and as permitted by applicable Law. 8.8 Further Assurances. The Borrower shall, from time to time, at its expense, faithfully preserve and protect the Administrative Agent's Lien on and Prior Security Interest in the Collateral as a continuing

80 first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent in its reasonable discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder, in accordance with the terms thereof, with respect to the Collateral. 8.9 Sanctions and other Anti-Terrorism Laws; Anti-Corruption Laws; Anti-Money Laundering Laws; and International Trade Laws. (a) The Borrower covenants and agrees that (A) it shall immediately notify the Administrative Agent and each of the Lenders in writing upon the occurrence of a Reportable Compliance Event; and (B) if, at any time, any Collateral becomes Embargoed Blocked Property, then, in addition to all other rights and remedies available to the Administrative Agent and each of the Lenders, upon request by the Administrative Agent or any of the Lenders, the Borrower shall provide substitute Collateral acceptable to the Lenders that is not Embargoed Blocked Property. (b) Each Covered Entity to conduct their business in compliance with all Anti- Corruption Laws and maintain policies and procedures designed to ensure compliance with such Laws. 8.10 Collateral Value. The Borrower shall maintain at all times, subject to the next sentence, Collateral Value of not less than one hundred three percent (103%) of the Revolving Credit Commitments. If at any time the Collateral Value is less than one hundred three percent (103%) of the Revolving Credit Commitments (the amount of such shortage, the “Collateral Shortfall”), an Event of Default shall occur unless within three (3) Business Days of the date the Collateral Shortfall occurred no Collateral Shortfall exists as a result of (i) a change in the Collateral Value due to market fluctuations, (ii) a deposit of additional securities in the Collateral Account and/or (iii) a reduction of the Revolving Credit Commitments pursuant to Section 2.4 [Reduction of Credit Commitments]. 8.11 Reserved. 8.12 Eligible Collateral Requirements. The Borrower shall cause the Eligible Collateral to consist of investment property or other assets having an applicable rating at all times equal to or greater than BBB- or Baa3. For purposes of this Section 8.12, the rating of any specific investment property or other assets will be determined as follows: (i) such rating shall be based upon the higher of (a) the rating of such underlying investment property or other asset provided by Moody's and Standard & Poor's or (b) the credit enhanced rating of such investment property or other asset provided by Moody's and Standard & Poor's; (ii) if a difference exists in the ratings of Moody's and Standard & Poor's and the difference is only one level, such rating shall be based upon the higher of Moody's and Standard & Poor's (for example, if Moody's rating is Aa3 and Standard & Poor's rating is AA, Standard & Poor's rating would apply); and (iii) if a difference exists in the ratings of Moody's & Standard & Poor's and the difference is two or more levels then the rating will be based upon the lower of Moody's and Standard & Poor's (for example, if Moody's rating is A2 and Standard & Poor's rating is AA-, Moody's rating would apply). Notwithstanding anything to the contrary contained herein, at no time shall more than ten percent (10%) of the

81 underlying investment property or other assets comprising the Eligible Collateral have an unenhanced Moody's or Standard & Poor's rating less than BBB- or Baa3. 8.13 Collateral Value and Delinquency Proceedings. The Collateral Value requirements set forth in Section 8.10 [Collateral Value] must be maintained for so long as the Borrower may borrow under this Agreement and until payment in full of the Notes, interest thereon, and all fees and other Obligations of the Borrower and expiration of all Letters of Credit under this Agreement and the other Loan Documents including, but not limited to, during any Delinquency Proceeding. In the event of a Delinquency Proceeding, the parties agree that, for purposes of Section 221.43 of the Suspension of Business-Involuntary Dissolutions Article of the Insurance Act, 40 P.S. §221.1 et seq., the value of the Collateral must be equal to at least one hundred three percent (103%) of the Revolving Credit Commitments. 8.14 Reporting Requirements. The Borrower will furnish or cause to be furnished to the Administrative Agent and (for distribution to each of the Lenders): (a) Quarterly Financial Statements. As soon as available, and in any event, within forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year , setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Authorized Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes. (b) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception arising out of the scope of the audit, or without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied. 8.15 Certificates; Notices; Additional Information. The Borrower will furnish or cause to be furnished to the Administrative Agent (for distribution toand each of the Lenders): (a) Certificate of the Borrower. Concurrently with the financial statements of the Borrower furnished to the Administrative Agent and to the Lenders pursuant to Sections 8.12(a) [Quarterly Financial Statements] and 8.12(b) [Annual Financial Statements], a certificate (each, a “Compliance Certificate”) of the Borrower signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower, in the form of Exhibit G.

82 (b) Reserved. (c) Default. Promptly after any officer Authorized Officer of the Borrower has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by an Authorized Officer setting forth the details of such Event of Default or Potential Default and the action which the Borrower proposes to take with respect thereto. (d) Litigation. Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against the Borrower or any Subsidiary of the Borrower which relate to the Collateral, involve a claim or series of claims in excess of Fifty Million and 00/100 Dollars ($50,000,000.00) or which if adversely determined would constitute a Material Adverse Change. (e) Organizational Documents. Within the time limits specified in Section 9.12 [Changes in Organizational Documents]Concurrently with the delivery of the Compliance Certificate, any amendment to the organizational documents of the Borrower. (f) Erroneous Financial Information; Change in Accounting. Promptly in the event that the Borrower or its accountants conclude or advise that any previously issued financial statement, audit report or interim review should no longer be relied upon or that disclosure should be made or action should be taken to prevent future reliance, notice thereof. (g) ERISA Event. Promptly upon the occurrence of any ERISA Event, notice in writing setting forth the details thereof and the action which the Borrower proposes to take with respect thereto. (h) Reserved. (i) Valuation Statements. As soon as available and in any event within twenty (20) days after the end of each month, or more frequently if requested by the Administrative Agent, in its reasonable discretion, valuation statements from the custodian of the Collateral, in form and substance reasonably acceptable to the Administrative Agent or any Lender (each, a “Valuation Statement”); provided, however, if on any day the Revolving Facility Usage is greater than or equal to 2/3 of the Revolving Credit Commitments, the Borrower shall provide to the Administrative Agent, not later than 12:00 p.m., a daily Valuation Statement calculating the Collateral Value as of the close of business on the preceding Business Day; provided further that, upon the making of any Loan hereunder, the Borrower shall provide to any Lender, upon the request from the Administrative Agent or any Lender, not later than 12:00 p.m., a daily Valuation Statement calculating the Collateral Value as of the close of business on the preceding Business Day. (j) Other Information. Such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. 8.16 Other Additional Information. Such other information and documentation as may reasonably be requested by the Administrative Agent or any Lender from time to time for purposes

83 of compliance by the Administrative Agent or such Lender with applicable Laws (including without limitation the USA PATRIOT Act and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by the Administrative Agent or such Lender to comply therewith. ARTICLE 9 NEGATIVE COVENANTS The Borrower hereby covenants and agrees that until the Facility Termination Date: 9.1 Indebtedness. The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Existing Indebtedness as set forth on Schedule 9.1 (including any extensions or renewals thereof; provided there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 9.1); (c) Any Lender Provided Interest Rate Hedge; provided, however, the Borrower and its Subsidiaries shall enter into a Lender Provided Interest Rate Hedge only for hedging (rather than speculative) purposes; (d) Interest Rate Hedges, other than a Lender Provided Interest Rate Hedge; provided, however, the Borrower and its Subsidiaries shall enter into such an Interest Rate Hedge only for hedging (rather than speculative) purposes; (e) Indebtedness incurred in connection with the acquisition of real property and/or construction of improvements thereon in an amount not to exceed Two Hundred Fifty Million and 00/100 Dollars ($250,000,000.00); (f) Indebtedness in respect of capitalized leases secured by Liens permitted bywithin the limitations set forth in Section 9.2(j); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $100,000,000; and (g) Any other Indebtedness not exceeding an aggregate principal amount of Fifty Million and 00/100 Dollars ($50,000,000.00). 9.2 Liens. The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except the following (collectively, “Permitted Liens”): (a) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business, (A) which are not yet due and payable or (B) the validity or amount of which is being contested in good faith by appropriate lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed, provided that such reserves or other appropriate provisions, if any, as shall be required by GAAP, shall have been made and

84 any such Lien does not materially impair the ability of the Borrower to perform its Obligations hereunder or under the other Loan Documents; (b) Pledges or deposits made in the ordinary course of business to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs; (c) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and statutory Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default; (d) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business; (e) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use; (f) Liens, security interests and mortgages in favor of the Administrative Agent (for its benefit and for the benefit of the Lenders and their Affiliates) securing the Obligations (including Lender Provided Interest Rate Hedges); (g) Judgment Liens which do not constitute an Event of Default; (h) Liens on assets (other than the Collateral or any Subsidiary Equity Interests) securing Indebtedness permitted by clauses (d), (e) and (f) of Section 9.1 hereof; (i) Liens securing Indebtedness permitted under Section 9.1(b); (j) Liens on any property securing Indebtedness incurred for the purpose of financing all or any part of such property, including in connection with Indebtedness permitted by Section 9.1(g); provided that (I) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (II) the Indebtedness secured thereby does not exceed the cost of the property being acquired on the date of acquisition; and (k) any other Liens on assets (other than the Collateral or any Subsidiary Equity Interests) not included in clause (h) of this Section 9.2 provided the amount of outstanding Indebtedness and other obligations secured thereby does not exceed Thirty-Five Million and 00/100 Dollars ($35,000,000.00) at any time. 9.3 Guarantees. The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guarantee, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or

85 contingently liable upon or with respect to any obligation or liability of any other Person in an aggregate amount in excess of Fifty One Hundred Million and 00/100 Dollars ($50100,000,000.00), except for a Guarantee (x) of Indebtedness of the Borrower permitted hereunder and (y) of payments pursuant to capital leases and operating leases for real property not prohibited by the terms hereof. 9.4 ReservedInvestments. The Borrower shall not make any Investments, except: Investments disclosed on Schedule 9.4; Investments maintained in the Borrower's investment portfolio in the ordinary course of business (including Interest Rate Hedges and Investments in Subsidiaries and Joint Ventures, either directly or by way of purchase of another Person's interest in such Subsidiary or Joint Venture, which shall be deemed to be in the ordinary course of business), and in each case in compliance with applicable Law; Trade accounts receivables; Acquisitions of assets or capital stock of any other Person to the extent permitted by Section 9.6 [Liquidations, Mergers, Consolidations, Acquisitions]; and loans made by the Borrower to its independent agents pursuant to the Borrower’s financing program for independent agents for the purposes of perpetuating such independent agents’ insurance agencies, acquiring assets and/or equity of other independent insurance agencies or making investments to grow existing independent insurance agencies; provided that such loans made by the Borrower shall not be made with the proceeds of any Loans. 9.5 Dividends and Related Distributions. The Borrower shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its ownership interests or on account of the purchase, redemption, retirement or acquisition of its ownership interests unless prior to and after giving effect to at the time of declaration of such dividend or distribution, no Event of Default or Potential Default shall have occurred and be continuing. For the avoidance of doubt, neither the payment of management fees to, nor the retention of premiums by, the Borrower from Erie Exchange or any other Person shall be prohibited by this Section 9.5. 9.6 Liquidations, Mergers, Consolidations, Acquisitions. The Borrower shall not dissolve, liquidate or wind-up its affairs. The Borrower shall not become a party to any merger or consolidation, and shall not, and shall not permit any of the Borrower's Subsidiaries to, acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person unless (i) at the time of such transaction the Borrower is able to demonstrate pro forma compliance with Section 9.14 [Indebtedness to Capitalization Ratio], (ii) prior to and after giving effect to such transaction, no Event of Default or Potential Default shall have occurred and (iii) after giving effect to such transaction, the Borrower shall be the surviving legal entity if it is a party to such transaction.

86 9.7 Dispositions of Assets or Subsidiaries. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of the Borrower) (each, a “Disposition”), except: (a) Dispositions of obsolete or worn out property or property no longer useful in the business of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, in the ordinary course of business; (b) Dispositions of Collateral to the extent that no such Disposition results in a Collateral Shortfall at any time; (c) Dispositions of Investments held in the Borrower's investment portfolio (including Investments in Subsidiaries and Joint Ventures, either held directly or indirectly by the Borrower, but excluding the Collateral) in the ordinary course of business; (d) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property; (e) Dispositions of property for fair market value; (f) Leases, subleases, licenses or sublicenses of property in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Subsidiaries; (g) Transfers of property subject to casualty events upon receipt of the insurance payments with respect to such casualty events; (h) Sales or discounts without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and (i) Dispositions by any Subsidiary of the Borrower to the Borrower or another Subsidiary of the Borrower. 9.8 Affiliate Transactions. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with any Affiliates of such Person (including purchasing property or services from or selling property or services to any Affiliate of the Borrower or other Person) unless such transaction is not otherwise prohibited by this Agreement, and is entered into upon fair and reasonable terms and conditions or terms and conditions which are fully disclosed to the Administrative Agent and the Lenders, and is in accordance with all applicable Law.

87 9.9 Continuation of or Change in Business. The Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the insurance business and services related to the insurance business and making and holding investments, substantially as conducted and operated by the Borrower or Subsidiary during the present fiscal year, and the Borrower or Subsidiary shall not permit any material change in such business or services related thereto. 9.10 Fiscal Year. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31. 9.11 Issuance of Stock or Other Ownership Interests. The Borrower shall not permit any of its Subsidiaries to issue any additional shares of their capital stock or other ownership interests or any options, warrants or other rights in respect thereof, provided that the Borrower's Subsidiaries may issue shares of capital stock or other ownership interests to the Borrower or any other Subsidiary or shareholder in any Joint Venture. 9.12 Changes in Organizational Documents. The Borrower shall not , and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing at least thirty (30) calendar days' prior written notice in any manner that would be materially adverse to the Administrative Agent and or the Lenders and, in the event such change would be adverse to the Lenders as determined by the Administrative Agent in its sole but reasonable discretion,without obtaining the prior written consent of the Required Lenders. 9.13 Negative Pledges. The Borrower shall not directly or indirectly enter into or assume or become bound by, or permit any Subsidiary to enter into or assume or become bound by, any agreement (other than this Agreement and the other Loan Documents), or any provision of any certificate or article of incorporation, bylaws, partnership agreement, operating agreement or other organizational formation or governing document prohibiting the creation or assumption of any Lien or encumbrance upon Eligible Collateral in the Borrower's investment portfolio, whether now owned or hereafter created or acquired, which prohibits the Borrower's ability to comply with this Agreement or any of the other Loan Documents; provided that the foregoing shall not apply to (i) restrictions and conditions imposed by any Law or by any Loan Document, (ii) restrictions or conditions imposed by any agreement relating to secured Indebtedness or other obligations permitted by this Agreement but only to the extent such restriction or condition is limited to the specific assets subject to a Permitted Lien, or (iii) customary provisions in leases or other agreements restricting assignment thereof. 9.14 Indebtedness to Capitalization Ratio. The Borrower shall not permit the ratio (expressed as a percentage) of (a) the principal amount of consolidated Indebtedness of the Borrower and its Subsidiaries to (b) the sum of (i) Net Worth plus (ii) consolidated Indebtedness of the Borrower and its Subsidiaries (“Indebtedness to Capitalization Ratio”) to exceed 35%.

88 9.15 Attorney-in-Fact. The Borrower shall not (a) resign as, or permit any successor, Attorney-in-Fact for Erie Exchange, unless such successor Attorney-in-Fact is acceptable to the Administrative Agent in its sole but reasonable discretion, (b) [reserved] permit the Subscriber’s Agreements to be amended to reduce the maximum percentage of the direct written premiums permitted to be retained by the Borrower from Erie Exchange or any other Person to be less than twenty-five percent (25%), or (c) take any actions, or consent to any action being taken, to dissolve, liquidate or wind-up the affairs of Erie Exchange, in each case, without the prior written consent of the Administrative Agent in its sole but reasonable discretion, provided that the Borrower shall provide the Administrative Agent with no less than thirty (30) days prior written notice of its intention with respect to any such material amendment to the Subscriber’s Agreement. 9.16 Anti-Corruption Laws; Anti-Money Laundering Laws; and International Trade LawsSanctions and other Anti-Terrorism Laws. The Borrower and its Subsidiaries will not do any of the following, nor permit any of its or their respective directors, officers, employees, agents, or affiliates acting on its or their behalf in connection with this Agreement to: (a) become a Sanctioned Person or allow any employees, officers, directors, affiliates, consultants, brokers, or agents acting on its behalf in connection with this Agreement to become a Sanctioned Person; (b) directly, or indirectly through a third party, engage in any transactions or other dealings, provide, use, or make available the proceeds of any Loan hereunder (i) to fund any activities or business of, with, or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, including any use of the proceeds of the Facility to fund any operations in, finance any investments or activities in, or, make any payments to,Person that, at the time of such funding or facilitation, is a Sanctioned Person or, (ii) to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction, (iii) in any manner that would result in an actual violation by any Person (including the Administrative Agent, any lead arranger], Issuing Lender, any Lender, underwriter, advisor, investor, or otherwise) of Anti-Corruption Law, Anti-Money Laundering, or International Trade Laws or (iv) in violation of any applicable Law, including, without limitation, any applicable Anti- Corruption Law, Anti-Money Laundering Law or International Trade Law; (c) repay the FacilityLoan with EmbargoedBlocked Property or funds derived from any unlawful activity; or (d) permit any Collateral to become EmbargoedBlocked Property; or (e) cause any Lender or Administrative Agent to violate any Anti-Terrorism Law. 9.17 Anti-Corruption Laws. The Borrower will not, and will not permit any its Subsidiaries to directly or indirectly, use the Loans or any proceeds thereof for any purpose which would breach any Anti-Corruption Laws in any jurisdiction in which any Covered Entity conducts business. ARTICLE 10 DEFAULT 10.1 Events of Default. An Event of Default means the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

89 (a) Payments Under Loan Documents. (i) The Borrower shall fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or any interest on any Loan, Reimbursement Obligation or any other amount owing hereunder or under the other Loan Documents on the date on which such principal, interest or other amount becomes due in accordance with the terms hereof; (ii) The Borrower shall fail to pay any other Obligation within five (5) days of the date on which such other Obligation becomes due in accordance with the terms hereof; (b) Breach of Warranty. Any representation or warranty made at any time by the Borrower herein or by the Borrower in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished; (c) Breach of Certain Covenants. The Borrower shall default in the observance or performance of any covenant contained in Section 8.1 [Preservation of Existence, etc.], Section 8.5 [Visitation Rights], Section 8.7 [Compliance with Laws; Use of Proceeds], Section 8.9 [Sanctions and other Anti-Terrorism Laws; Anti-Corruption Laws; Anti-Money Laundering Laws; and International Trade Laws], Section 8.10 [Collateral Value], Section 8.14 [Reporting Requirements], clause (a) and clause (b) of Section 8.15 [Certificates; Notices; Additional Information] or Article 9 [Negative Covenants]; (d) Breach of Other Covenants. The Borrower shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of twenty (20) Business Days after the earlier of actual knowledge of an Authorized Officer of the Borrower or written notice by the Administrative Agent to the Borrower; (e) Defaults in Other Agreements or Indebtedness. A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which the Borrower or any Subsidiary of the Borrower may be obligated as a borrower or guarantor in excess of Twenty-FiveFifty Million and 00/100 Dollars ($2550,000,000.00) in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend; (f) Final Judgments or Orders. Any final judgments or orders for the payment of money in excess of Fifty One Hundred Million and 00/100 Dollars ($50100,000,000.00) (to the extent not covered by independent, third-party insurance or reinsurance) in the aggregate shall be entered against the Borrower by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty sixty (3060) days from the date of entry;

90 (g) Loan Document Unenforceable. Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby; (h) Proceedings Against Assets. Any A substantial part of the assets (other than the Collateral) valued in excess of Ten Million and 00/100 Dollars ($10,000,000.00) or the Collateral of the Borrower or any of its Subsidiaries are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter; (i) Events Relating to Pension Plans and Multiemployer Plans. An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Borrower or any member of the ERISA Group under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $10,000,000either individually or in the aggregate, a Material Adverse Change, or Borrower or any member of the ERISA Group fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, where the aggregate amount of unamortized withdrawal liability is in excess of $10,000,000and such failure has had or reasonably could be expected to have, either individually or in the aggregate, a Material Adverse Change; (j) Change of Control. Within a period of twelve (12) consecutive calendar months, a majority of the members of the board of directors of the Borrower cease to be comprised of individuals (i) who were members of the board of directors on the first day of such period, (ii) whose election or nomination to the board of directors was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of the board of directors or (iii) whose election or nomination to the board of directors was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election o nomination at least a majority of the board of directors;Within a period of twelve (12) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period, or directors approved by them, shall cease to constitute a majority of the board of directors of the Borrower; (k) Relief Proceedings; Solvency; Attachment. Either (i) a Relief Proceeding shall have been instituted against the Borrower or a Subsidiary of the Borrower or a substantial part of the assets of the Borrower or Subsidiary, taken as a whole, and such Relief Proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such Relief Proceeding, (ii) the Borrower or Subsidiary of the Borrower institutes, or takes any action in furtherance of, a Relief Proceeding, (iii) the Borrower or any Subsidiary of the Borrower ceases to be Solvent or admits in writing its inability to pay its debts as they mature or (iv) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the

91 property of the Borrower or any Subsidiary of the Borrower, taken as a whole, and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; (l) Reserved; or (m) Anti-Money Laundering/International Trade Law Compliance. Any representation or warranty contained in Section 6.16 [Sanctions and other Anti- TerrorismInternational Trade Laws] or Section 6.17 [Anti-Corruption Laws] is or becomes false or misleading at any time. 10.2 Consequences of Event of Default. (a) Generally. If any Event of Default specified under Section 10.1 [Events of Default] shall occur and be continuing, the Lenders and the Administrative Agent shall be under no further obligation to make Loans and the Issuing Lender shall be under no obligation to issue Letters of Credit and the Administrative Agent may, and upon the request of the Required Lenders shall, upon written notice to the Borrower, take any or all of the following actions: (i) declare the commitment of each Lender to make Loans and any obligation of the Issuing Lender to issue, amend or extend Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (iii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as Cash Collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Lenders, and grants to the Administrative Agent and the Lenders a security interest in, all such cash as security for such Obligations; and (iv) exercise on behalf of itself, the Lenders and the Issuing Lender all rights and remedies available to it, the Lenders and the Issuing Lender under the Loan Documents; provided that upon the occurrence of an Event of Defaultactual or deemed entry of an order for relief with respect to the Borrower under Section 10.1(k)(i) or (ii) which is continuingthe Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the Issuing Lender to issue, amend or extend any Letter of Credit shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to provide cash collateral as specified in clause (iii) above shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

92 (b) Set-off. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, and each of their respective Affiliates and any participant of such Lender or Affiliate which has agreed in writing to be bound by the provisions of Section 5.5 [Sharing of Payments by Lenders] is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender or any such Affiliate or participant to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender, Affiliate or participant, irrespective of whether or not such Lender, Issuing Lender, Affiliate or participant shall have made any demand under this Agreement or any other Loan Document and although such Obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or the Issuing Lender different from the branch or office holding such deposit or obligated on such Indebtedness, provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.9 [Defaulting Lenders] and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Lender and their respective Affiliates and participants under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender or their respective Affiliates and participants may have. Each Lender and the Issuing Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application; and (c) Enforcement of Rights and Remedies. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower shall be vested exclusively in, and all actions and proceedings at Law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with this Section 10.2 for the benefit of all the Lenders and the Issuing Lender and the other Secured Parties; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) the Issuing Lender or the Swingline Loan Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the Issuing Lender or Swingline Loan Lender, as the case may be) hereunder and under the other Loan Documents, (iii) any Lender from exercising setoff rights in accordance with Section 10.2(b) [Set-Off] (subject to the terms of Section 5.5 [Sharing of Payments by Lenders]), or (iv) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any Insolvency Proceeding; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (A) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to this Section 10.2(c), and (B) in addition to the matters specified in clauses (ii), (iii) and (iv) of the preceding proviso and subject to

93 Section 5.5 [Sharing of Payments by Lenders]), any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.3 Application of Proceeds. From and after the date on which the Administrative Agent has taken any action pursuant to Section 10.2(c) [Enforcement of Rights and Remedies] (or after the Loans have automatically become immediately due and payable and the Letter of Credit Obligations have automatically been required to be Cash Collateralized as specified in the proviso to Section 10.2(a)) and until the Facility Termination Date, any and all proceeds received on account of the Obligations shall (subject to Sections 2.9 [Defaulting Lenders] and 10.2(a)(iii)) be applied as follows: (a) First, to payment of that portion of the Obligations constituting fees (other than Letter of Credit Fees), indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lender in its capacity as such and the Swingline Loan Lender in its capacity as such, ratably among the Administrative Agent, the Issuing Lender and Swingline Loan Lender in proportion to the respective amounts described in this clause First payable to them; (b) Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; (c) Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Lender in proportion to the respective amounts described in this clause Third payable to them; (d) Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Lender, in proportion to the respective amounts described in this clause Fourth held by them; (e) Fifth, to payment of that portion of the Obligations constituting unpaid payment obligations then owing under Lender Provided Interest Rate Hedges and Other Lender Provided Financial Service Products, ratably among the applicable Hedge Banks and Cash Management Banks, in proportion to the respective amounts described in this clause Fifth held by them; (f) Sixth, to the Administrative Agent for the account of the Issuing Lender, to Cash Collateralize any undrawn amounts under outstanding Letters of Credit (to the extent not otherwise cash collateralized pursuant to this Agreement); and (g) Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full (other than as contemplated in the definition of Facility Termination Date), to the Borrower or as otherwise required by Law. Amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur.

94 If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order specified above. In addition, notwithstanding the foregoing, Obligations arising under Lender Provided Interest Rate Hedges and Other Lender Provided Financial Service Products shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation, as the Administrative Agent may reasonably request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to the Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article 11 hereof for itself and its Affiliates as if a “Lender” party hereto. ARTICLE 11 THE ADMINISTRATIVE AGENT 11.1 Appointment and Authority. Each of the Lenders and the Issuing Lender hereby irrevocably appoints PNC Bank, National Association to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties. 11.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 11.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly specified herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

95 (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly specified herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 12.1 [Modifications; Amendments or Waivers] and 10.2 [Consequences of Event of Default]), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Potential Default or Event of Default unless and until notice describing such Potential Default or Event of Default is given to the Administrative Agent in writing by the Borrower, a Lender or an Issuing Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions specified herein or therein or the occurrence of any Potential Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition specified in Article 7 [Conditions of Lending and Issuance of Letters of Credit] or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 11.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed,

96 sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 11.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower (so long as no Event of Default has occurred and is continuing and such approval not to be unreasonably withheld or delayed), to appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications specified above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, with the consent of the Borrower (such approval not to be unreasonably withheld or delayed), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier

97 day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 12.3 [Expense; Indemnity; Damage Waiver] shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. 11.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 11.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers or other titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Lender hereunder. Each Lender and each Issuing Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and certain other facilities as set forth herein and (ii) it is engaged in making, acquiring or holding commercial loans, issuing or participating in letters of credit or providing other similar facilities in the ordinary course and is entering into this Agreement as a Lender or Issuing Lender for the purpose of making, acquiring or holding commercial loans, issuing or participating in letters of credit and providing other facilities as set forth herein and not for the purpose of purchasing, acquiring or holding any other type of financial

98 instrument, and each Lender and each Issuing Lender agrees not to assert a claim in contravention of the foregoing. Each Lender and each Issuing Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire or hold commercial loans, issue or participate in letters of credit and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Lender, and either it, or the Person exercising discretion in making its decision to make, acquire or hold such commercial loans, issue or participate in letters of credit or to provide such other facilities, is experienced in making, acquiring or holding commercial loans, issuing or participating in letters of credit or providing such other facilities. 11.9 Administrative Agent’s Fee. The Borrower shall pay to the Administrative Agent a nonrefundable fee (the “Administrative Agent’s Fee”) under the terms of a letter (the “Administrative Agent’s Letter”) between the Borrower and Administrative Agent, as amended from time to time. 11.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lender and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lender and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lender and the Administrative Agent under Sections 2.8(b) [Letter of Credit Fees] and 12.3 [Expenses; Indemnity; Damage Waiver]) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lender, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.3 [Expenses; Indemnity; Damage Waiver].

99 11.11 Collateral Matters. (a) Each of the Secured Parties irrevocably authorizes the Administrative Agent to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (x) upon the Facility Termination Date, (y) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (z) subject to Section 12.1 [Modifications; Amendment or Waivers], if approved, authorized or ratified in writing by the Required Lenders. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property pursuant to this Section 11.11. (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by the Borrower in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.] 11.12 No Reliance on Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other orAnti-Money Laundering Law or any any Anti-Corruption Law, or any International Trade Law, including any programs involving any of the following items relating to or in connection with the Borrower, its Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws. 11.13 Lender Provided Interest Rate Hedges and Other Lender Provided Financial Service Products. Except as otherwise expressly specified herein, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 10.3 [Application of Proceeds], any Collateral by virtue of the provisions hereof or any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 11 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Lender Provided Interest Rate Hedges and/or Other Lender Provided Financial Service Products unless the Administrative Agent has received written notice of such Obligations, together with such supporting

100 documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. 11.14 ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and the Lead Arranger and their respective Affiliates, and for the benefit of Borrower that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Pension Plans in connection with the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more Prohibited Transaction Exemptions (“PTEs”), such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding Section 11.14(a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding Section 11.14(a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative

101 Agent, and not, for the avoidance of doubt, to or for the benefit of Borrower, that none of the Administrative Agent or the Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any other documents related hereto or thereto). 11.15 Erroneous Payments. (a) If the Administrative Agent notifies a Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party such Lender or Issuing Bank (any such Lender, Issuing Bank, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, Issuing Bank or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the [Overnight Rate/Federal Funds Rate] and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party such Lender or Issuing Bank, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Bank or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

102 (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender, Issuing Bank or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.15(b). (c) Each Lender, Issuing Bank or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Bank or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender or Issuing Bank that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Issuing Lender at any time, (i) such Lender or Issuing Bank shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Bank shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Bank shall cease to be a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Bank and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. Subject to Section 12.8 [Successors and Assigns] (but excluding, in all events, any assignment consent or approval requirements), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant

103 to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Bank shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Issuing Bank (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Bank and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, Issuing Bank or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”) (provided, that the Borrower’s or Guarantor’s Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of the Loans that have been assigned to Administrative Agent under an Erroneous Payment Deficiency Assignment). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment. In no event shall this Section be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower or a Guarantor relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by Administrative Agent. (f) To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 11.15 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE 12 MISCELLANEOUS 12.1 Modifications, Amendments or Waivers. With the written consent of the Required Lenders (or as expressly provided by Section 2.10 [Increase in Revolving Credit Commitments]), the Administrative Agent, acting on behalf of all the Lenders, and the Borrower may from time to time enter into written agreements amending or changing any provision of this Agreement or any

104 other Loan Document or the rights of the Lenders or the Borrower hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Borrower; provided, that no such agreement, waiver or consent may be made which will: (a) Increase of Commitment. Increase the amount of the Revolving Credit Commitment of any Lender hereunder without the consent of such Lender; (b) Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment. Whether or not any Loans are outstanding, extend the Expiration Date or the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan), the Commitment Fee or any other fee payable to any Lender, or reduce the principal amount of or the stated rate of interest borne by any Loan (other than as a result of waiving the applicability of any post-default increase in interest rates) or reduce the stated rate of the Commitment Fee or any other fee payable to any Lender, without the consent of each Lender directly affected thereby (provided that any amendment or modification of defined terms used in the financial covenants of this Agreement shall not constitute a reduction in the stated rate of interest or fees for purposes of this clause (b)); (c) Release of Collateral. Except for sales of assets permitted by Section 9.7 [Dispositions of Assets or Subsidiaries], release (i) any Collateral that would result in a Collateral Shortfall, (ii) the Borrower from its Obligations under this Agreement without the consent of all of the Lenders or (iii) any Person who may Guarantee the Obligations without the consent of all of the Lenders; (d) Miscellaneous. Amend Section 5.4 [Pro Rata Treatment of Lenders], Section 11.3 [Exculpatory Provisions], Section 5.5 [Sharing of Payments by Lenders], Section 10.3 [Application of Proceeds] or this Section 12.1, alter any provision regarding the pro rata treatment of the Lenders or requiring all Lenders to authorize the taking of any action or reduce any percentage specified in the definition of Required Lenders, in each case without the consent of all of the Lenders; provided that (i) no agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent, the Issuing Lender, or the Swingline Loan Lender may be made without the written consent of the Administrative Agent, the Issuing Lender or the Swingline Loan Lender, as applicable, and (ii) the Administrative Agent’s Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, and provided, further that, if in connection with any proposed waiver, amendment or modification referred to in Sections 12.1(a) through (d) above, there is a Non-Consenting Lender, then the Borrower shall have the right to replace any such Non-Consenting Lender with one or more replacement Lenders pursuant to Section 5.13 [Replacement of a Lender]. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each

105 affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding any provision herein to the contrary, this Agreement may be amended to extend the Expiration Date with respect to the Revolving Credit Commitments of Lenders under the Revolving Credit Facility that agree to such extension with respect to their Revolving Credit Commitments with the written consent of each such approving Lender, the Administrative Agent and the Borrower (and no other Lender) and, in connection therewith, to provide for different rates of interest and fees under the Revolving Credit Facility with respect to the portion of the Revolving Credit Commitments with an Expiration Date so extended; provided that in each such case any such proposed extension of the Expiration Date shall have been offered to each Lender with Loans or Commitments under the applicable Facility proposed to be extended, and if the consents of such Lenders exceed the portion of Commitments and Loans the Borrower wishes to extend, such consents shall be accepted on a pro rata basis among the applicable consenting Lenders. In addition, notwithstanding the foregoing, (a) with the consent of the Borrower, the Administrative Agent may amend, modify or supplement any Loan Document without the consent of any Lender or the Required Lenders in order to correct or cure any ambiguity, inconsistency or defect or correct any typographical or ministerial error in any Loan Document (provided that any such amendment, modification or supplement shall not be materially adverse to the interests of the Lenders taken as a whole), and (b) without the consent of any Lender or the Borrower, within a reasonable time after (i) the effective date of any increase or addition to, extension of or decrease from, the Revolving Commitment Amount, or (ii) any assignment by any Lender of some or all of its Revolving Commitment Amount, the Administrative Agent shall, and is hereby authorized to, revise Schedule 1.1(B) to reflect such change, whereupon such revised Schedule 1.1(B) shall replace the old Schedule 1.1(B) and become part of this Agreement. Notwithstanding anything contained herein to the contrary, consent of each Lender affected thereby shall be required with respect to any amendment or agreement, the effect of which is to subordinate any Obligations in contractual right of payment or security to any other Indebtedness or other obligations (any such other Indebtedness or other obligations, "Senior Debt"), unless each adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Obligations that are adversely affected thereby held by each Lender) of the Senior Debt on the same terms (other than bona fide backstop, commitment or other customary fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, "Ancillary Fees") as offered to all other providers (or their Affiliates) of the Senior Debt and to the extent such adversely affected Lender decides to participate in the Senior Debt, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Debt afforded to the providers of the Senior Debt (or any of their Affiliates) in connection with providing the Senior Debt pursuant to a written offer made to each such adversely affected Lender describing the material terms of the arrangements pursuant to which the Senior Debt is to be provided, which offer shall remain open to each adversely affected Lender for a period of not less than five (5) Business Days. 12.2 No Implied Waivers; Cumulative Remedies. No course of dealing and no delay or failure of the Administrative Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future

106 exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The enumeration of the rights and remedies of the Administrative Agent and the Lenders specified in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No reasonable delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. 12.3 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or PNC Capital Markets LLC (but limited in the case of fees, charges and disbursements of counsel for the Administrative Agent and PNC Capital Markets LLC to the reasonable and documented out-of-pocket fees, charges and expenses of (x) one firm of counsel for each of Administrative Agent and PNC Capital Markets LLC and (y) if reasonably necessary, one firm of local counsel or specialty counsel in each relevant jurisdiction and in each relevant specialty), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the applicable Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or any Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any Issuing Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (but limited in the case of the fees, charges and disbursements of counsel to the reasonable and documented out-of-pocket fees, charges and expenses of (x) one firm of counsel for all Indemnitees taken as a whole, (y) if reasonably necessary, one firm of local counsel or specialty counsel for all Indemnitees, taken as a whole, in each relevant jurisdiction and in each relevant specialty and (z) in the case of an actual or perceived conflict of interest, one other firm of counsel for each such affected Indemnitee) incurred by any Indemnitee or asserted against any

107 Indemnitee by any third party or by the Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance or nonperformance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the applicable Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) breach of representations, warranties or covenants of the Borrower under the Loan Documents, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, including any such items or losses relating to or arising under Environmental Laws or pertaining to environmental matters, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee or its Related Parties, (y) result from a claim brought by the Borrower against an Indemnitee for breach in bad faith of such Indemnitees’ or its Related Parties’ obligations hereunder or under any other Loan Document, if the Borrower has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) a dispute solely between or among Indemnitees (other than against the joint lead arrangers or the Administrative Agent in their capacities as such). This Section 12.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, the Swingline Loan Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Lender, such Swingline Loan Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Ratable Share at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent),the Issuing Lender or the Swingline Loan Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Loan Lender in connection with such capacity. The obligations of the Lenders under this paragraph (c) are subject to the provisions of Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the

108 transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in Section 12.3(a) [Costs and Expenses] and Section 12.3(b) [Indemnification by the Borrower] shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such liability or damages are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. (e) Payments. All amounts due under this Section 12.3 shall be payable not later than ten (10) days after demand therefor. (f) Survival. Each party’s obligations under this Section 12.3 shall survive the termination of the Loan Documents and payment of the obligations hereunder. 12.4 Holidays. Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods]) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action. 12.5 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows: (i) if to the Borrower, to it at 100 Erie Insurance Place, Pennsylvania, 16530, Attention of Robert McNutt (Telephone No. 814.870.2286) (Email: Robert.mcnutt@erieinsurance.com); Michael Raftis (Telephone No. 814.870.3238) (Email: Michael.Raftis@erieinsurance.com); Scott Beilharz (Telephone No. 814.870.7312) (Email: Scott.Beilharz@erieinsurance.com); and Brian Bolash (Telephone No. 814.870.4747) (Email: brian.bolash@erieinsurance.com)if to the Borrower, to it at 100 Erie Insurance Place, Pennsylvania, 16530, Attention of Robert McNutt (Telephone No. 814.870.2286) (Facsimile No. 870.2095) (Email: Robert.mcnutt@erieinsurance.com); (ii) if to the Administrative Agent, to PNC Bank, National Association at PNC Bank, National Association, 901 State Street, 4th Floor, Corporate Banking, Erie, PA 16501, Attention of James F. Stevenson, Regional President (Facsimile No. 814-871- 9432; Telephone No. 814-871-9383;

109 (iii) if to PNC Bank, National Association in its capacity as Issuing Lender, to it at PNC Bank, National Association, 901 State Street, 4th Floor, Corporate Banking, Erie, PA 16501, Attention of James F. Stevenson, Regional President (Facsimile No. 814-871-9432; Telephone No. 814-871-9383), and if to any other Issuing Lender, to it at the address provided in writing to the Administrative Agent and the Borrower at the time of its appointment as an Issuing Lender hereunder; (iv) if to a Lender, to it at its address (or facsimile number) specified in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or Issuing Lender pursuant to Article 2 [Revolving Credit and Swingline Loan Facility] if such Lender or Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (d) Platform.

110 (i) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Issuing Lender and the other Lenders by posting the Communications on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of communications through the Platform except to the extent that such damages are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender or any Issuing Lender by means of electronic communications pursuant to this Section, including through the Platform. 12.6 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. Without limiting the foregoing provisions of this Section, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Issuing Lender or the Swingline Loan Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 12.7 Duration; Survival. All representations and warranties of the Borrower contained herein or made in connection herewith shall survive the execution and delivery of this Agreement and the completion of the transactions hereunder, and shall continue in full force and effect until the Facility Termination Date. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those specified in the Notes, Section 5 [Payments] and Section 12.3 [Expenses; Indemnity; Damage Waiver], shall survive the Facility Termination Date. All other covenants and agreements of the Borrower shall continue in full force and effect from and after the Closing Date and until the Facility Termination Date. 12.8 Successors and Assigns.

111 (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder (including, in each case, by way of an LLC Division) without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (1) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(2) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (2) in any case not described in clause (i)(1) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than Five Million and 00/100 Dollars ($5,000,000.00), in the case of any assignment in respect of the Revolving Credit Commitment of the assigning Lender, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

112 (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(2) of this Section and, in addition: (1) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default under Section 10.1(a) or Section 10.1(k) has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; (2) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of such Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (3) the consent of the Issuing Lender and Swingline Loan Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of Three Thousand Five Hundred and 00/100 Dollars ($3,500.00). The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto specified herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the

113 Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swingline Loan Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Ratable Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (viii) Effectiveness; Release. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c), from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.4 [BSBY Rate Unascertainable, ; Increased Costs; Illegality; Benchmark Replacement SettingEtc.], 5.8 [Increased Costs], and 12.3 [Expenses, Indemnity; Damage Waiver] with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a Defaulting Lender, a natural Person, or a holding company, investment vehicle or trust for, or

114 owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Issuing Lender and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.3 [Expenses; Indemnity; Damage Waiver] with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree (other than as is already provided for herein) to any amendment, modification or waiver with respect to Sections 12.1(a) [Increase of Commitment], 12.1(b) [Extension of Payment, Etc.], or 12.1(c) [Release of Collateral or Guarantor]) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.4 [BSBY Rate Unascertainable; Increased Costs; Illegality; Benchmark Replacement SettingEtc.], 5.8 [Increased Costs], 5.9 [Taxes] and 5.10 [Indemnity] (subject to the requirements and limitations therein, including the requirements under Section 5.9(g) [Status of Lenders] (it being understood that the documentation required under Section 5.9(g) [Status of Lenders] shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.13 [Replacement of a Lender] as if it were an assignee under to paragraph (b) of this Section 12.8; and (B) shall not be entitled to receive any greater payment under Sections 5.8 [Increased Costs] or 5.9 [Taxes], with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.13 [Replacement of a Lender] with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 10.2(b) [Set-off] as though it were a Lender; provided that such Participant agrees to be subject to Section 5.5 [Sharing of Payments by Lenders] as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the

115 owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges; Successors and Assigns Generally. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. (g) Arrangers/Bookrunners. Notwithstanding anything to the contrary contained in this Agreement, the name of any arranger and/or bookrunner listed on the cover page of this Agreement may be changed by the Administrative Agent to the name of any Lender or Lender’s broker-dealer Affiliate, upon written request to the Administrative Agent by any such arranger and/or bookrunner and the applicable Lender or Lender’s broker-deal Affiliate. 12.9 Confidentiality. (a) General. Each of the Administrative Agent, the Lenders and the Issuing Lender agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority); (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (iv) to any other party hereto; (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (vii) to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the Facility or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility; (viii) with the consent of the Borrower; or (ix) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section, or (B) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent

116 and the Lenders may disclose the existence of this Agreement and information about this Agreement to (i) with the consent of the Borrower, market data collectors, and (ii) subject to clause (a)(i) of this Section, similar service providers to the lending industry and service providers to the Agents and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. (b) Sharing Information With Affiliates of the Lenders. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and the Borrower hereby authorizes each Lender to share any information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement with any such Subsidiary or Affiliate of the Lender subject to the provisions of Section 12.9(a) [General]. 12.10 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any prior confidentiality agreements and commitments. Except as provided in Article 7 [Conditions Of Lending And Issuance Of Letters Of Credit], this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National

117 Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. 12.11 CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. (a) Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly specified therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the Commonwealth of PennsylvaniaState of New York. Each standby Letter of Credit issued under this Agreement shall be subject, as applicable, to the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (“UCP”) or the rules of the International Standby Practices (ICC Publication Number 590) (“ISP98”), as determined by the Issuing Lender, and each trade Letter of Credit shall be subject to UCP, and in each case to the extent not inconsistent therewith, the Laws of the Commonwealth of PennsylvaniaState of New York without regard to its conflict of laws principles. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the Issuing Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the state or federal courts of the Commonwealth of Pennsylvania State of New York sitting in Allegheny New York County, and of the United States District Court of the Western District of Pennsylvania, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York Pennsylvania State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or any Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction. (b) Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

118 (c) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.5 [ Notices; Effectiveness; Electronic Communication]. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law. (d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 12.12 Mutual Negotiations. This Agreement and the other Loan Documents are the product of mutual negotiations by the parties thereto and their counsel, and no party shall be deemed the draftsperson of this Agreement or any other Loan Document or any provision hereof or thereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Agreement or any other Loan Document, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof 12.1212.13 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversionWrite-Down and Conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (i) the effects of any Bail-in Action on any such liability, including, if applicable: (ii) a reduction in full or in part or cancellation of any such liability; (iii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or

119 a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (b) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 12.1312.14 USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Borrower in accordance with the USA PATRIOT Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti- money laundering rules and regulations, including the Act. 12.1412.15 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the Laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the Laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the Laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

120 (b) As used in this Section 12.1415, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity/Bank/FSI” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 12.1512.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) no Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and no Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO CREDIT AGREEMENT] IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written. ATTEST: BORROWER: ERIE INDEMNITY COMPANY, a Pennsylvania corporation By: Name: Robert W. McNutt Title: Vice President and Corporate Treasurer

[SIGNATURE PAGE TO CREDIT AGREEMENT] PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent By: Name: Title: